FIRST CONNECTICUT BANCORP, INC.
(a Maryland corporation)

14,950,000 Shares of Common Stock
(Subject to Increase to Up to 17,192,500 Shares)

COMMON STOCK
($0.01 Par Value Per Share)

Subscription Price $10.00 Per Share

AGENCY AGREEMENT

May 16, 2011

Keefe, Bruyette & Woods, Inc.
10 South Wacker Drive
Suite 3405
Chicago, Illinois 60606

Ladies and Gentlemen:

First Connecticut Bancorp, Inc., a newly formed Maryland corporation (the “Company”), First Connecticut Bancorp, Inc., a Connecticut-chartered nonstock corporation and mutual holding company (the “MHC”), and Farmington Bank, a Connecticut-chartered stock savings bank (the “Bank”), hereby confirm, jointly and severally, their agreement with Keefe, Bruyette & Woods, Inc. (“KBW” or the “Agent”), as follows:

Section 1. The Offering.

In accordance with a plan of conversion and reorganization (the “Plan” or “Plan of Conversion”), adopted by the Boards of Directors of the Company, the Bank and the MHC the Bank will convert from the mutual holding company structure to a fully public stock holding company structure. As part of the Plan, the following steps will be effectuated: (i) the Company will be organized as a Maryland corporation; (ii) Farmington Holding, Inc., a Connecticut-chartered business corporation, will be organized as a first-tier stock subsidiary of the MHC (the “Mid-Tier Holding Company”); (iii) the MHC will contribute to the Mid-Tier Holding Company 100% of the Bank common stock held by the MHC, which represents all of the Bank common stock issued and outstanding; (iv) the MHC will merge with and into the Mid-Tier Holding Company with the Mid-Tier Holding Company as the resulting entity (the “MHC Merger”), pursuant to a plan of merger, whereby the shares of Mid-Tier Holding Company common stock held by the MHC will be canceled and the deposit account holders of the Bank specified in the Plan will constructively receive liquidation interests in the Mid-Tier Holding Company in exchange for their depositor interests in the MHC; (v) immediately after the MHC Merger, the Mid-Tier Holding Company will merge with and into the Company with the Company as the resulting entity (the “Mid-Tier Merger”) pursuant to a plan of merger, whereby the Bank will become the wholly-owned subsidiary of the Company (as part of the Mid-Tier Merger, the liquidation interests in the Mid-Tier Holding Company constructively received by the depositors of the Bank as part of the MHC Merger will automatically, without further action on the part of the holders thereof, be exchanged for an interest in the liquidation accounts to be established in the Conversion (as defined herein); and (vi) immediately after the Mid-Tier Merger, the Company will offer and sell its common stock, $0.01 par value per share (the “Common Shares”) in the Offering (as defined herein).

Pursuant to the Plan, the Company will offer and sell up to 14,950,000 of its Common Shares (subject to increase to up to 17,192,500 Common Shares), in a subscription offering (the “Subscription Offering”) to: (1) depositors of the Bank with Qualifying Deposits, as defined in the Plan, as of December 31, 2009 (“Eligible Deposit Account Holders”); (2) the Tax-Qualified Employee Stock Benefit Plans (as defined in the Plan); and (3) depositors of the Bank with Qualifying Deposits, as defined in the Plan, as of March 31, 2011 (“Supplemental Eligible Account Holders”). The Common Shares to be sold by the Company in the Subscription Offering (as defined below) are hereinafter called the “Shares.” Subject to the prior subscription rights of the above-listed parties, the Company is offering for sale in a community offering (the “Community Offering,” and when referred to together with the Subscription Offering, the “Subscription and Community Offering”) that may be commenced concurrently with, during, or after the Subscription Offering, the Shares not subscribed for or ordered in the Subscription Offering, to members of the general public to whom a copy of the Prospectus (as hereinafter defined) is delivered with a preference given to (i) natural persons residing only in Hartford County in Connecticut; and (ii) natural persons residing elsewhere in Connecticut. It is anticipated that shares not subscribed for in the Subscription and Community Offering will be offered to certain members of the general public on a best efforts basis through a selected dealers agreement (the “Syndicated Community Offering”) (the Subscription Offering, Community Offering and Syndicated Community Offering are collectively referred to as the “Offering”). It is acknowledged that the purchase of Shares in the Offering is subject to the minimum and maximum purchase limitations as described in the Plan and that the Company may reject, in whole or in part, any orders received in the Community Offering or Syndicated Community Offering. Collectively, these transactions described in this Section 1 are referred to herein as the “Conversion.”

In addition, as part of the Conversion, and subject to compliance with certain conditions as may be imposed by regulatory authorities, the Company will contribute to the newly created Farmington Bank Community Foundation, Inc. (the “Foundation”), shares equal to 4.0% of the shares sold in the Offering.  The shares contributed to the Foundation are hereinafter referred to as the “Foundation Shares.”

The Company has filed with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (File No. 333-171913) (the “Registration Statement”) containing a prospectus relating to the Offering for the registration of the Shares under the Securities Act of 1933, as amended (the “1933 Act”), and has filed such amendments thereof and such amended prospectuses as may have been required to the date hereof. The term “Registration Statement” shall include any documents incorporated by reference therein and all financial schedules and exhibits thereto, as amended, including post-effective amendments. The prospectus, as amended, on file with the SEC at the time the Registration Statement initially became effective is hereinafter called the “Prospectus,” except that if any Prospectus is filed by the Company pursuant to Rule 424(b) or (c) of the rules and regulations of the SEC under the 1933 Act (the “1933 Act Regulations”) differing from the prospectus on file at the time the Registration Statement initially becomes effective, the term “Prospectus” shall refer to the prospectus filed pursuant to Rule 424(b) or (c) from and after the time said prospectus is filed with the SEC.

In accordance with the Banking Law of Connecticut and Title 36a of the Regulations of Connecticut State Agencies, which are issued by the Connecticut Banking Commissioner (the “Commissioner”) and the regulations of the Federal Deposit Insurance Corporation (“FDIC”) governing mutual-to-stock conversions (collectively, the “Conversion Regulations”), the MHC filed an Application for Conversion of a Mutual Holding Company to a Capital Stock Holding Company and an Acquisition Statement with the Commissioner and a notice of intent to convert to stock form with the FDIC, and has filed such amendments thereto and supplementary materials as may have been required to the date hereof and amendments thereto as required by the Commissioner and the FDIC (collectively, the “Conversion Application”). The Company also has filed with the Board of Governors of the Federal Reserve System (the “FRB”) an Application FR Y-3 (the “Holding Company Application”) to become a bank holding company controlling the Bank under the Bank Holding Company Act of 1956 and regulations promulgated thereunder (collectively, the “BHCA”).

Section 2. Retention of Agent; Compensation; Sale and Delivery of the Shares. Subject to the terms and conditions herein set forth, the Company, the MHC and the Bank hereby appoint the Agent as their exclusive financial advisor and marketing agent to utilize its best efforts to solicit subscriptions for Shares and to advise and assist the Company, the MHC and the Bank with respect to the Company’s sale of the Shares in the Offering.

On the basis of the representations, warranties, and agreements herein contained, but subject to the terms and conditions herein set forth, the Agent accepts such appointment and agrees to consult with and advise the Company, the MHC and the Bank as to the matters set forth in the letter agreement, dated January 12, 2011, between the MHC, the Bank and KBW. It is acknowledged by the Company, the MHC and the Bank that the Agent shall not be required to purchase any Shares or be obligated to take any action that is inconsistent with all applicable laws, regulations, decisions or orders.

The obligations of the Agent pursuant to this Agreement shall terminate upon the completion or termination or abandonment of the Plan by the Company, the MHC or the Bank or upon termination of the Offering, but in no event later than 45 days after the completion of the Subscription Offering (the “End Date”) unless extended by the Commissioner and the FDIC. All fees or expenses due to the Agent hereunder but unpaid will be payable to the Agent in next day funds at the earlier of the Closing Date (as hereinafter defined) or the End Date. In the event the Offering is extended beyond the End Date, the Company, the MHC, the Bank and the Agent may agree to renew this Agreement under mutually acceptable terms.

In the event the Company is unable to sell a minimum of 11,050,000 Shares within the period herein provided, this Agreement shall terminate and the Company shall promptly refund to any persons who have subscribed for any of the Shares the full amount that it may have received from them plus accrued interest, as set forth in the Prospectus, and none of the parties to this Agreement shall have any obligation to the other parties hereunder, except as set forth in this Section 2 and in Sections 6, 8 and 9 hereof.

In the event the Offering is terminated for any reason not attributable to the action or inaction of the Agent, the Agent shall be paid the fees due to the date of such termination pursuant to subparagraphs (a) and (d) below.

If all conditions precedent to the consummation of the Conversion, including, without limitation, the sale of all Shares required by the Plan to be sold, are satisfied, the Company agrees to issue, or have issued, the Shares sold in the Offering and to release for delivery certificates for such Shares on the Closing Date (as hereinafter defined) against payment to the Company by any means authorized by the Plan; provided, however, that no funds shall be released to the Company until the conditions specified in Section 7 hereof shall have been complied with to the reasonable satisfaction of the Agent and its counsel. The release of Shares against payment therefor shall be made on a date and at a place acceptable to the Company, the MHC, the Bank and the Agent. Certificates for Shares shall be delivered directly to the purchasers in accordance with their directions. The date upon which the Company shall release or deliver the Shares sold in the Offering, in accordance with the terms herein, is called the “Closing Date.”

The Agent shall receive the following compensation for its services hereunder:

(a)           A Management Fee of $50,000, payable in four consecutive monthly installments of $12,500 each, all of which has been paid. Such fees shall be deemed to have been earned when due. Should the Conversion be terminated for any reason not attributable to the action or inaction of the Agent, the Agent shall have earned and be entitled to be paid fees accruing through the stage at which the termination occurred.

(b)           A success fee of 1.0% of the aggregate dollar amount of the Shares sold in the Subscription Offering and the Community Offering, excluding shares purchased by the officers, directors or employees (or members of their immediate families) of the Company, the MHC or the Bank, shares purchased by the Company’s or the Bank’s employee stock ownership plan, tax-qualified or stock-based compensation plans (except individual purchases through IRAs or 401(k) plans), or similar plans created by the Company for some or all of their directors or employees, and shares contributed to the Foundation. The Success Fee described in this subparagraph 2(b) shall be reduced by the Management Fee described in subparagraph 2(a).

(c)           If any of the Shares remain available after the Subscription Offering and Community Offering, at the request of the Company, KBW will seek to form a syndicate of registered broker-dealers (“Selected Dealers”) to assist in the sale of such Shares on a best efforts basis, subject to the terms and conditions set forth in the selected dealers agreement. KBW will endeavor to distribute the Common Shares among the Selected Dealers in a fashion that best meets the distribution objectives of the Company, the MHC, the Bank and the Plan. KBW will be paid a fee not to exceed 5.5% of the aggregate dollar amount of the Shares sold in the Syndicated Community Offering. From this fee, KBW will pass on to the Selected Dealers who assist in the Syndicated Community Offering an amount competitive with gross underwriting discounts charged at such time for comparable amounts of stock sold at a comparable price per share in a similar market environment. Fees with respect to purchases affected with the assistance of Selected Dealers other than KBW shall be transmitted by KBW to such Selected Dealers. The decision to utilize Selected Dealers will be made by the Company, the MHC and the Bank upon consultation with KBW. In the event, with respect to any stock purchases, fees are paid pursuant to this subparagraph 2(c), such fees shall be in lieu of, and not in addition to, payment pursuant to subparagraphs 2(a) and 2(b).

(d)           The Agent shall be reimbursed for reasonable out-of-pocket expenses, including costs of travel, meals and lodging, photocopying, telephone, facsimile and couriers up to a maximum of $50,000 without the approval of the Company. In addition, the Company, the MHC and the Bank will reimburse KBW for the fees and expenses of its counsel, which will not exceed $100,000.  These expenses assume no unusual circumstances or delays, or a re-solicitation in connection with the Offerings.  KBW and the Company acknowledge that such expense cap may be increased by mutual consent in an amount not to exceed $25,000 for additional out of pocket expenses and $50,000 for additional fees and expenses of counsel, including in the event of a material delay in the Offerings which would require an update of the financial information in tabular form to reflect a period later than that set forth in the original filing of the Prospectus.  The Company, the MHC, the Mid-Tier Holding Company and the Bank will bear the expenses of the Offering customarily borne by issuers including, without limitation, regulatory filing fees, SEC, “Blue Sky,” and FINRA filing and registration fees; the fees of the Company, the MHC’s and the Bank’s accountants, attorneys, appraiser, transfer agent and registrar, printing, mailing and marketing and syndicate expenses associated with the Conversion; the fees set forth under this Section 2; and fees for “Blue Sky” legal work. The Company, the MHC and the Bank will reimburse KBW for such expenses incurred by KBW on their behalf.

Full payment of Agent’s fees and expenses, as described above, shall be made in next day funds on the earlier of the Closing Date or a determination by the Company, the MHC or the Bank to terminate or abandon the Plan.

Section 3. Prospectus; Offering. The Shares are to be initially offered in the Offering at the purchase price set forth on the cover page of the Prospectus.

Section 4. Representations and Warranties.

(a)           The Company, the MHC and the Bank jointly and severally represent and warrant to and agree with the Agent as follows:

(i)           The Registration Statement, which was prepared by the Company and filed with the SEC, was declared effective by the SEC on May 16, 2011. At the time the Registration Statement, including the Prospectus contained therein (including any amendment or supplement), became effective, the Registration Statement complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and the Registration Statement, including the Prospectus contained therein (including any amendment or supplement thereto), and any information regarding the Company, the MHC or the Bank contained in Sales Information (as such term is defined in Section 8 hereof) authorized by the Company, the MHC, or the Bank for use in connection with the Offering, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and at the time any Rule 424(b) or (c) Prospectus is filed with the SEC and at the Closing Date referred to in Section 2, the Registration Statement, including the Prospectus contained therein (including any amendment or supplement thereto), will comply as to form in all material respects with the 1933 Act and the 1933 Act Regulations and such Registration Statement and any information regarding the Company, the MHC or the Bank contained in the Sales Information authorized by the Company, the MHC or the Bank for use in connection with the Offering will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 4(a)(i) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company, the MHC or the Bank by the Agent or its counsel expressly regarding the Agent for use in the Prospectus in the second and sixth paragraphs under the caption “The Conversion and the Offering —Plan of Distribution; Selling Agent Compensation” or in any Sales Information or statements in or omissions from any Sales Information regarding the Agent.

(ii)           The Company, the MHC and the Bank have not directly or indirectly distributed or otherwise used and will not directly or indirectly distribute or otherwise use any prospectus, any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations) or other offering material (including, without limitation, content on the Company’s website that may be deemed to be a prospectus, free writing prospectus or other offering material) in connection with the offering and sale of the Shares other than any Permitted Free Writing Prospectus or the Prospectus or other materials permitted by the 1933 Act and the 1933 Act Regulations distributed by the Company and reviewed and approved (which approval shall not be unreasonably withheld) in advance for distribution by the Agent. The Company, the MHC and the Bank have not, directly or indirectly, prepared or used and will not directly or indirectly, prepare or use, any Permitted Free Writing Prospectus except in compliance with the filing and other requirements of Rules 164 and 433 of the 1933 Act Regulations; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the SEC (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the SEC), the sending or giving, by the Agent, of any Permitted Free Writing Prospectus will satisfy the provisions of Rules 164 and 433 (without reliance on subsections (b), (c) and (d) for Rule 164); and the Company is not an “ineligible issuer” (as defined in Rule 405 of the 1933 Act Regulations) as of the eligibility determination date for purposes of Rules 164 and 433 of the 1933 Act Regulations with respect to the offering of the Shares or otherwise precluded under Rule 164 from using free writing prospectuses in connection with the offering of the Shares.

(iii)           As of the Applicable Time (as defined below), neither (i) the Issuer-Represented General Free Writing Prospectus(es) issued at or prior to the Applicable Time and the Statutory Prospectus, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Prospectus included in the Registration Statement relating to the offered Shares or any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Agent specifically for use therein. As used in this paragraph and elsewhere in this Agreement:

1.           “Applicable Time” means each and every date when a potential purchaser submitted a subscription or otherwise committed to purchase Shares.

2.           “Statutory Prospectus,” as of any time, means the Prospectus relating to the offered Shares that is included in the Registration Statement relating to the offered Shares immediately prior to the Applicable Time, including any document incorporated by reference therein.

3.           “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433(h) of the 1933 Act Regulations, relating to the offered Shares in the form filed or required or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the 1933 Act Regulations. The term does not include any writing exempted from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the 1933 Act, without regard to Rule 172 or Rule 173 of the 1933 Act Regulations.

4.           “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors.

5.           “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus. The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Rule 433 of the 1933 Act Regulations, that is made available without restriction pursuant to Rule 433(d)(8)(ii) of the 1933 Act Regulations or otherwise, even though not required to be filed with the SEC.

6.           “Permitted Free Writing Prospectus” means any free writing prospectus as defined in Rule 405 of the 1933 Act Regulations that is consented to by the Company, the MHC, the Mid-Tier Holding Company, the Bank and the Agent.

(iv)           Each Issuer-Represented Free Writing Prospectus, as of its date of first use and at all subsequent times through the completion of the Offering and sale of the offered Shares or until any earlier date that the Company notified or notifies the Agent (as described in the next sentence), did not, does not and will not include any information that, in any material respect, conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified. If at any time following the date of first use of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus, in any material respect, conflicted or would conflict with the information contained in the Registration Statement relating to the offered Shares or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Agent so that any use of such Issuer-Represented Free-Writing Prospectus may cease until it is amended or supplemented and the Company has promptly amended or will promptly amend or supplement such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Agent specifically for use therein.

(v)           The Acquisition Statement and the Conversion Application, including the Prospectus and the corporator informational statement for the solicitation of proxies from the Corporators for the meeting to approve the Plan and the contribution to the Foundation (the “Corporator’s Informational Material”), which was prepared by the MHC and filed with the Commissioner and sent to the FDIC, was approved by the Commissioner on May 16, 2011 and not objected to by the FDIC on May 4, 2011, and the Prospectus and Corporator’s Informational Material have been either cleared or declared effective by the Commissioner. At the time of the regulatory approvals of and nonobjection to the Acquisition Statement and Conversion Application, including the Prospectus and the Corporator’s Informational Material (including any amendment or supplement thereto), by the Commissioner and the FDIC and at all times subsequent thereto until the Closing Date, the Acquisition Statement and the Conversion Application, including the Prospectus and the Corporator’s Informational Material (including any amendment or supplement thereto), will comply in all material respects with the Conversion Regulations, except to the extent waived in writing by the Commissioner and the FRB. The Acquisition Statement and the Conversion Application, including the Prospectus and the Corporator’s Informational Material (including any amendment or supplement thereto), does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 4(a)(v) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company, the MHC or the Bank by the Agent or its counsel expressly regarding the Agent for use in the Prospectus in the third and fourth paragraphs under the caption “The Conversion and Offering-Plan of Distribution; Selling Agent Compensation” or in any Sales Information or statements in or omissions from any Sales Information regarding the Agent.

(vi)           The Holding Company Application has been prepared by the Company in material compliance with the requirements of the FRB and has been approved by the FRB. A conformed copy of the Holding Company Application has been delivered to the Agent and its counsel, receipt of which is hereby acknowledged by the Agent and its counsel.

(vii)           No order has been issued by the Commissioner, the FDIC, the FRB or the SEC or any state securities administrator preventing or suspending the use of the Prospectus or any supplemental sales literature authorized by the Company, the MHC or the Bank for use in connection with the Offering and no action by or before any such government entity to revoke any approval, authorization or order of effectiveness related to the Conversion is pending or, to the knowledge of the Company, the MHC or the Bank, threatened.

(viii)           Pursuant to the Conversion Regulations, the Plan and the contribution to the Foundation have been approved by the Boards of Directors of the MHC, the Bank and the Company; at the Closing Date, the offer and sale of the Shares and the contribution to the Foundation will have been conducted in all material respects in accordance with the Plan, the Conversion Regulations, and all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Offering imposed upon the Company, the MHC, the Mid-Tier Holding Company or the Bank by the Commissioner, the FDIC, the FRB, the SEC or any other regulatory authority, other than those which the regulatory authority permits to be completed after the Conversion and in the manner described in the Prospectus. To our knowledge, no person has sought to obtain review of the final action of the Commissioner, the FDIC or the FRB in approving the Plan and the contribution to the Foundation or in approving the Conversion or the Holding Company Application pursuant to the BHCA, the Conversion Regulations or any other statute or regulation.

(ix)           The Bank has been duly organized and is a validly existing Connecticut-chartered savings bank in the stock form of organization and upon the Conversion will be a wholly owned subsidiary of the Company, in both instances duly authorized to conduct its business and own its property as described in the Registration Statement and the Prospectus; the Bank has obtained all licenses, permits and other governmental authorizations currently required for the conduct of its business, except those that individually or in the aggregate would not materially adversely affect the financial condition, earnings, capital, assets, properties or business of the Company, the MHC and the Bank, taken as a whole; all such licenses, permits and governmental authorizations are in full force and effect, and the Bank is in compliance in all material respects with all material laws, rules, regulations and orders applicable to the operation of its business. The Bank does not own equity securities or any equity interest in any other active business enterprise except as described in the Prospectus or as would not be material to the operations of the Bank. Upon completion of the Conversion, (i) all of the authorized and outstanding capital stock of the Bank will be owned by the Company free and clear of any security interest, mortgage, pledge, loan, encumbrance, claim or equity and (ii) the Company will have no direct subsidiaries other than the Bank. At the Closing Date, the Conversion will have been effected in all material respects in accordance with all applicable statutes, regulations, decisions and orders; and, except with respect to the filing of certain post-sale, post-Conversion reports, and documents in compliance with the 1933 Act Regulations, the Conversion Regulations or any order, all terms, conditions, requirements and provisions with respect to the Conversion imposed by the Commissioner, the FDIC and the FRB, if any, will have been complied with by the Company, the MHC and the Bank in all material respects or appropriate waivers will have been obtained and all material notices will have been satisfied.

(x)           As of the Closing Date, the Mid-Tier Holding Company will have been duly incorporated and will be validly existing as a business corporation under the laws of the State of Connecticut with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; the Mid-Tier Holding Company will have obtained all licenses, permits and other governmental authorizations currently required for the conduct of its business, except those that individually or in the aggregate would not materially adversely affect the financial condition, earnings, capital, assets, properties or business of the Company, the MHC and the Bank, taken as a whole; all such licenses, permits and governmental authorizations will be in full force and effect, and the Mid-Tier Holding Company will be in all material respects complying with all material laws, rules, regulations and orders applicable to the operation of its business; upon consummation of the Conversion, the Mid-Tier Holding Company will cease to exist.

(xi)           The MHC has been duly incorporated and is validly existing as a nonstock corporation and a mutual holding company under the laws of the State of Connecticut with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; the MHC has obtained all licenses, permits and other governmental authorizations currently required for the conduct of its business, except those that individually or in the aggregate would not materially adversely affect the financial condition, earnings capital, assets, properties or business of the Company, the MHC and the Bank, taken as a whole; all such licenses, permits and governmental authorizations are in full force and effect, and the MHC is in all material respects complying with all material laws, rules, regulations and orders applicable to the operation of its business; upon consummation of the Conversion, the MHC will cease to exist.

(xii)           The Company has been duly incorporated and is validly existing as a business corporation in good standing under the laws of the State of Maryland with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; at the Closing Date the Company will be qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the financial condition, earnings, capital, assets, properties or business of the Company. At the Closing Date, the Company will have obtained all licenses, permits and other governmental authorizations currently required for the conduct of its business except those that individually or in the aggregate would not materially adversely affect the financial condition, earnings, capital, assets, properties or business of the Company, the MHC and the Bank, taken as a whole; all such licenses, permits and governmental authorizations will be in full force and effect, and the Company will be in all material respects complying with all material laws, rules, regulations and orders applicable to the operation of its business.

(xiii)           Except as described in the Prospectus, there are no contractual encumbrances or restrictions or requirements or legal restrictions or requirements required to be described therein, on the ability of any of the Company and the Bank (A) to pay dividends or make any other distributions on its capital stock or to pay any indebtedness owed to another party, (B) to make any loans or advances to, or investments in, another party or (C) to transfer any of its property or assets to another party. Except as described in the Prospectus, there are no restrictions, encumbrances or requirements affecting the payment of dividends or the making of any other distributions on any of the capital stock of the Company.

(xiv)           The Bank has properly administered all accounts for which it acts as a fiduciary, including but not limited to accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable state and federal law and regulation, except where the failure to do so would not have a material adverse effect on the financial condition, earnings, capital, assets, properties or business of the Bank. Neither the Bank nor any of its directors, officers or employees has committed any material breach of trust with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account in all material respects.

(xv)           The Bank is a member of the Federal Home Loan Bank of Boston (“FHLB-Boston”). The deposit accounts of the Bank are insured by the FDIC up to the applicable limits, and no proceedings for the termination or revocation of such insurance are pending or, to the knowledge of the Company, the MHC, the Mid-Tier Holding Company or the Bank, threatened. Upon consummation of the Conversion, the liquidation account for the benefit of Eligible Deposit Account Holders and Supplemental Eligible Account Holders will be duly established in accordance with the requirements of the Conversion Regulations.

(xvi)           The only direct subsidiaries of the MHC are the Mid-Tier Holding Company and the Bank.  The Company and the Mid-Tier Holding Company have no subsidiaries.  The only direct subsidiaries of the Bank are Farmington Savings Loan Servicing Inc., Village Investments, Inc., Village Corp., Limited, 28 Main Street Corp., Village Management Corp. and Village Square Holdings, Inc. (the “Subsidiaries”).

(xvii)           The Company, the MHC, the Bank and the Subsidiaries have good and marketable title to all real property and good title to all other assets material to the business of the Company, the MHC, the Bank and the Subsidiaries taken as a whole, and to those properties and assets described in the Registration Statement and Prospectus as owned by them, in each case free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Registration Statement and Prospectus, or are not material to the business of the Company, the MHC~~,~~ , the Bank and the Subsidiaries taken as a whole; and all of the leases and subleases material to the business of the Company, the MHC, the Bank and the Subsidiaries taken as a whole, under which the Company, the MHC, , the Bank or the Subsidiaries hold properties, including those described in the Registration Statement and Prospectus, are in full force and effect.

(xviii)           The Company, the MHC and the Bank have received an opinion of their special counsel, Hinckley, Allen & Snyder LLP, with respect to the federal corporate income tax consequences and the Connecticut and Maryland corporate income tax consequences of the Conversion, including the contribution to the Foundation; all material aspects of the opinion of Hinckley, Allen & Snyder LLP is accurately summarized in the Registration Statement and Prospectus; the facts upon which such opinions are based are truthful, accurate and complete in all material respects. Neither the Company nor the Bank will take any action inconsistent therewith.

(xvix)           The Company, the MHC and the Bank have all such power, authority, authorizations, approvals and orders as may be required to enter into this Agreement, to carry out the provisions and conditions hereof and to issue and sell the Shares to be sold by the Company as provided herein and as described in the Prospectus, except approvals that, by their terms, will not or need not be received until after the date of this Agreement, and except for the confirmation by the Commissioner of the final appraisal of the Company. The consummation of the Conversion, the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated have been duly and validly authorized by all necessary corporate action on the part of the Company, the MHC and the Bank and this Agreement has been validly executed and delivered by the Company, the MHC and the Bank and is the valid, legal and binding agreement of the Company, the MHC and the Bank enforceable in accordance with its terms (except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally or the rights of creditors of savings and loan holding companies, the accounts of whose subsidiaries are insured by the FDIC, or by general equity principles, regardless of whether such enforceability is considered in a proceeding in equity or at law, and except to the extent, if any, that the provisions of Sections 8 and 9 hereof may be unenforceable as against public policy).

(xx)           None of the Company, the MHC, the Bank or the Subsidiaries is in violation of any directive received from Commissioner, the FDIC, the FRB, the SEC, or any other agency to make any material change in the method of conducting their businesses so as to comply in all material respects with all applicable statutes and regulations (including, without limitation, regulations, decisions, directives and orders of the Commissioner, the FDIC, the FRB or the SEC) and, except as set forth in the Registration Statement and the Prospectus, there is no suit, proceeding, charge or action before or by any court, regulatory authority or governmental agency or body, pending or, to the knowledge of the Company, the MHC, the Bank or the Subsidiaries, threatened, which might materially and adversely affect the Conversion, the performance of this Agreement or the consummation of the transactions contemplated in the Plan and as described in the Registration Statement and the Prospectus or which might result in any material adverse change in the financial condition, earnings, capital, assets, properties or business of the Company, the MHC, the Bank and the Subsidiaries taken as a whole.

(xxi)           The financial statements, schedules and notes related thereto that are included in the Prospectus fairly present the financial condition, results of operations, equity and cash flows of the MHC and the Bank at the respective dates indicated and for the respective periods covered thereby and comply as to form in all material respects with the applicable accounting requirements of Title 12 of the Code of Federal Regulations, Regulation S-X of the SEC and accounting principles generally accepted in the United States of America (including those requiring the recording of certain assets at their current market value). Such financial statements, schedules and notes related thereto have been prepared in accordance with generally accepted accounting principles consistently applied through the periods involved (except as noted in the Notes to the financial statements), present fairly in all material respects the information required to be stated therein and are consistent with the most recent financial statements and other reports filed by the MHC, the Bank and the Subsidiaries with the Commissioner, the FDIC, the FRB and the SEC, and any other applicable regulatory authority, except that accounting principles employed in such regulatory filings conform in all material respects to the requirements of the Commissioner, the FDIC, the FRB and the SEC and any other applicable regulatory authority and not necessarily to the accounting principles generally accepted in the United States of America. The other financial, statistical and pro forma information and related notes included in the Prospectus present fairly the information shown therein on a basis consistent with the audited and unaudited financial statements of the MHC and the Bank included in the Prospectus, and as to the pro forma adjustments, the adjustments made therein have been properly applied on the basis described therein.

(xxii)           The MHC and the Bank carry, or are covered by, insurance in such amounts and covering such risks as they deem reasonably adequate for the conduct of their respective businesses in the ordinary course and the value of their respective properties. As of the Closing Date, the Company will carry, or will be covered by, insurance in such amounts and covering such risks as it deems reasonably adequate for the conduct of its business in the ordinary course and the value of its properties.

(xxiii)           Since the respective dates as of which information is given in the Registration Statement including the Prospectus: (i) there has not been any material adverse change in the financial condition, earnings, capital, assets, properties or business of the Company, the MHC, the Bank and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business; (ii) there has not been any material increase in the long-term debt of the Bank or in the principal amount of the Bank’s assets that are classified by the Bank as substandard, doubtful or loss or in loans past due 90 days or more or real estate acquired by foreclosure, by deed-in-lieu of foreclosure or deemed in-substance foreclosure or any material decrease in equity capital or total assets of the Bank, nor has the Company, the MHC, the Bank or the Subsidiaries issued any securities or incurred any liability or obligation for borrowing other than in each case, in the ordinary course of business; (iii) there have not been any material transactions entered into by the Company, the MHC, the Bank or the Subsidiaries; (iv) there has not been any material adverse change in the aggregate dollar amount of the Bank’s deposits or its consolidated net worth; (v) there has been no material adverse change in the MHC’s, the Bank’s, or the Subsidiaries’ relationship with its insurance carriers, including, without limitation, cancellation or other termination of the MHC’s, the Bank’s, or the Subsidiaries’ fidelity bond or any other type of insurance coverage; (vi) there has been no material change in management of the Company, the MHC, the Bank or the Subsidiaries; (vii) none of the Company, the MHC, the Bank or the Subsidiaries has sustained any material loss or interference with its respective business or properties from fire, flood, windstorm, earthquake, accident or other calamity, whether or not covered by insurance; (viii) none of the Company, the MHC, the Bank or the Subsidiaries is in default in the payment of principal or interest on any outstanding debt obligations; (ix) the capitalization, liabilities, assets, properties and business of the Company, the MHC, the Bank and the Subsidiaries conform in all material respects to the descriptions thereof contained in the Prospectus; and (x) none of the Company, the MHC~~,~~ , the Bank or the Subsidiaries has any material contingent liabilities, except as set forth in the Prospectus.

(xxiv)           All documents made available to or delivered or to be made available to or delivered by the Company, the Bank or their representatives in connection with the issuance and sale of the Shares, including records of account holders and depositors of the Bank, or in connection with the Agent’s exercise of due diligence, except for those documents which were prepared by parties other than the Company, the MHC or the Bank or their representatives, to the knowledge of the Company, the MHC and the Bank, were on the dates on which they were delivered, or will be on the dates on which they are to be delivered, true, complete and correct in all material respects.

(xxv)           None of the Company, the MHC, the Mid-Tier Holding Company, the Bank or the Subsidiaries is (i) in violation of their respective articles of incorporation, charters or bylaws, as applicable or (ii) in default in the performance or observance of any material obligation, agreement, covenant, or condition contained in any material contract, lease, loan agreement, indenture or other instrument to which it is a party or by which it or any of its property may be bound. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not: (i) conflict with or constitute a breach of, or default under, or result in the creation of any material lien, charge or encumbrance upon any of the assets of the Company, the MHC, the Mid-Tier Holding Company, the Bank or the Subsidiaries pursuant to their respective articles of incorporation, charter or bylaws, as applicable, or any material contract, lease or other instrument in which the Company, the MHC, the Mid-Tier Holding Company, the Bank or the Subsidiaries has a beneficial interest, or any applicable law, rule, regulation or order; (ii) violate any authorization, approval, judgment, decree, order, statute, rule or regulation applicable to the Company, the MHC, the Mid-Tier Holding Company, the Bank or the Subsidiaries except for such violations which would not have a material adverse effect on the financial condition and results of operations of the Company, the MHC, the Bank and the Subsidiaries on a consolidated basis; or (iii) with the exception of the liquidation accounts to be established in the Conversion, result in the creation of any material lien, charge or encumbrance upon any property of the Company, the MHC, the Bank or the Subsidiaries.

(xxvi)           No default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default on the part of the Company, the MHC, ~~,~~ the Bank or the Subsidiaries in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, note, bank loan or credit agreement or any other instrument or agreement to which the Company, the MHC or the Subsidiaries is a party or by which any of them or any of their property is bound or affected, except such defaults which would not have a material adverse effect on the financial condition or results of operations of the Company, the MHC, the Bank and the Subsidiaries on a consolidated basis; such agreements are in full force and effect; and no other party to any such agreements has instituted or, to the knowledge of the Company, the MHC, the Bank and the Subsidiaries threatened any action or proceeding wherein the Company, the MHC, the Bank or the Subsidiaries is alleged to be in default thereunder, where such action or proceeding, if determined adversely to the Company, the MHC, the Bank or the Subsidiaries would have a material adverse effect on the financial condition, earnings, capital, assets, properties or business of the Company, the MHC, the Bank and the Subsidiaries taken as a whole.

(xxvii)                       Upon consummation of the Conversion, the authorized, issued and outstanding equity capital of the Company will be within the range set forth in the Prospectus under the captions “Capitalization” and “Unaudited Pro Forma Data” and no Shares have been or will be issued and outstanding prior to the Closing Date, other than shares issued in connection with the incorporation of the Company which shares shall be cancelled prior to the Closing Date; the Shares and the Foundation Shares will have been duly and validly authorized for issuance and, when issued and delivered by the Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan and in the Prospectus, will be duly and validly issued, fully paid and non-assessable, except for shares purchased by the Tax-Qualified Employee Stock Benefit Plan (as defined in the Plan) with funds borrowed from the Company to the extent payment therefor in cash has not been received by the Company; except to the extent that subscription rights and priorities pursuant thereto exist pursuant to the Plan, no preemptive rights exist with respect to the Shares; and the terms and provisions of the Common Shares conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus. Upon the issuance of the Shares, good title to the Shares will be transferred from the Company to the purchasers thereof against payment therefor, subject to such claims as may be asserted against the purchasers thereof by third-party claimants.

(xxiii)           No approval of any regulatory or supervisory or other public authority is required in connection with the execution and delivery of this Agreement or the issuance of the Shares, including the Foundation Shares, except for the approval of the Commissioner, the FDIC, the FRB and the SEC, and any necessary qualification, notification, registration or exemption under the securities or blue sky laws of the various states in which the Shares are to be offered, and except as may be required under the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”) and/or the Nasdaq.

(xxix)           PricewaterhouseCoopers LLP, which has certified the audited financial statements and schedules of the MHC included in the Prospectus, has advised the MHC and the Bank in writing that they are, with respect to the MHC and the Bank, independent public accountants within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants and applicable regulations of the SEC.

(xxx)           RP Financial, LC., which has prepared the Company’s Independent Appraisal as of December 14, 2010 (as amended or supplemented, if so amended or supplemented) (the “Appraisal”), has advised the Company in writing that it is independent of the Company, the MHC and the Bank within the meaning of the Conversion Regulations.

(xxxi)           The Company, the MHC, the Bank and the Subsidiaries have timely filed all required federal, state and local tax returns; the Company, the MHC, the Bank and the Subsidiaries have paid all taxes that have become due and payable in respect of such returns, except where permitted to be extended, have made adequate reserves for similar future tax liabilities to the extent required by the accounting principles generally accepted in the United States of America and no deficiency has been asserted with respect thereto by any taxing authority.

(xxxii)                       The Bank is in compliance in all material respects with the applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the regulations and rules thereunder.

(xxxiii)                      To the knowledge of the Company, the MHC, the Bank, and the Subsidiaries, with the exception of the loan by the Company to the ESOP to purchase securities in an amount up to 8% of the securities sold in the Conversion, none of the Company, the MHC, the Bank, the Subsidiaries or employees of the Company, the MHC, the Bank or the Subsidiaries has made any payment of funds of the Company, the MHC, the Bank or the Subsidiaries as a loan for the purchase of the Shares or made any other payment of funds prohibited by law, and no funds have been set aside to be used for any payment prohibited by law.

(xxxiv)                      None of the Company, the MHC, the Bank or the Subsidiaries has: (i) issued any securities within the last 18 months (except for (a) notes to evidence Bank loans and securities sold under agreements to repurchase or other liabilities in the ordinary course of business or as described in the Prospectus, and (b) shares issued in connection with the incorporation of the Company; (ii) had any material dealings within the 12 months prior to the date hereof with any member of FINRA, or any person related to or associated with such member, other than discussions and meetings relating to the proposed Offering and routine purchases and sales of United States government and agency and other securities in the ordinary course of business; (iii) entered into a financial or management consulting agreement except as contemplated hereunder; and (iv) engaged any intermediary between the Agent and the Company, the MHC, the Bank and the Subsidiaries in connection with the offering of the Shares, and no person is being compensated in any manner for such service. Appropriate arrangements have been made for placing the funds received from subscriptions for Shares (except for holds placed on existing accounts) in a special interest-bearing account with the Bank until all Shares are sold and paid for, with provision for refund to the subscribers in the event that the Conversion is not completed for whatever reason or for delivery to the Company if all Shares are sold.

(xxxv)           All Sales Information (as defined in Section 8) used by the Company in connection with the Conversion that is required by the Commissioner and the FDIC to be filed has been or will be filed with and approved by the Commissioner and the FDIC.

(xxxvi) The records used by the Company, the MHC and the Bank to determine the identities of Eligible Deposit Account Holders and Supplemental Eligible Account Holders are accurate and complete in all material respects.

(xxxvii)                      The Company, the MHC, the Bank and the Subsidiaries have not relied upon the Agent or its legal counsel or other advisors to the Agent for any legal, tax or accounting advice in connection with the Conversion.

(xxxviii)                      The Company is not required to be registered under the Investment Company Act of 1940, as amended.

(xxxix)                      Any certificates signed by an officer of the Company, the MHC, the Mid-Tier Holding Company and the Bank pursuant to the conditions of this Agreement and delivered to the Agent or their counsel that refers to this Agreement shall be deemed to be a representation and warranty by the Company, the MHC, the Mid-Tier Holding Company or the Bank to the Agent as to the matters covered thereby with the same effect as if such representation and warranty were set forth herein.

(xl)           No labor dispute with the employees of the Company or the Bank exists or, to the knowledge of the Company, the MHC or the Bank, is imminent or threatened; and the Company, the MHC and the Bank are not aware of any existing or threatened labor disturbance by the employees of any of its principal suppliers or contractors which might be expected to have a material adverse effect on the Company, the MHC  or the Bank, taken as a whole.

(xli)           There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, no pending, or, to the knowledge of the Company, the MHC or the Bank, threatened against or affecting the Company, the MHC or the Bank which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might result in a material adverse change in the financial condition, results of operation, business affairs or prospects of the Company, the MHC and the Bank considered as one enterprise or which might materially and adversely affect the properties or assets thereof, or which might adversely affect the consummation of the Offering, or the performance of this Agreement; all pending legal or governmental proceedings to which the Company, the MHC or the Bank is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to their business, are not expected to have a material adverse effect in the aggregate.

(xlii)           None of the Company, the MHC and the Bank or any properties owned or operated by any of the Company, the MHC and the Bank, is in violation of or liable under any Environmental Law (as defined below), except for such violations or liabilities that, individually or in the aggregate, would not have a material adverse effect on the financial condition, earnings, capital, assets, properties or business of the Company, the MHC, the Bank and the Subsidiaries taken as a whole. There are no actions, suits or proceedings, or demands, claims, notices or investigations (including, without limitation, notices, demand letters or requests for information from any environmental agency) instituted or pending or, to the knowledge of the Company, the MHC and the Bank, threatened relating to the liability of any property owned or operated by the Company, the MHC and the Bank under any Environmental Law. To the knowledge of the Company, the MHC and the Bank, there are no events or circumstances that could form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company, the MHC and the Bank relating to any Environmental Law. For purposes of this subsection, the term “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any regulatory authority relating to (i) the protection, preservation or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, whether by type or by quantity, including any material containing any such substance as a component.

(xliii)           The MHC and the Bank maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, and (D) the recorded accounts or assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The books, records and accounts and systems of internal accounting control of the MHC and the Bank comply in all material respects with the requirements of Section 13(b)(2) of the Securities Exchange Act of 1934 (the “1934 Act”). The Company has established and maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that the information it will be required to disclose in the reports it files or submits under the 1934 Act is accumulated and communicated to the Company’s management (including the Company’s chief executive officer and chief financial officer) in a timely manner and recorded, processed, summarized and reported within the periods specified in the SEC’s rules and forms.

(xliv)           All of the loans represented as assets of the MHC and the Bank in the Prospectus meet or are exempt from all requirements of federal, state and local law pertaining to lending, including, without limitation, truth in lending (including the requirements of Regulation Z and 12 C.F.R. Part 226), real estate settlement procedures, consumer credit protection, equal credit opportunity and all disclosure laws applicable to such loans, except for violations which, if asserted, would not have a material adverse effect on the financial condition, earnings, capital, assets, properties or business of the Company, the MHC and the Bank taken as a whole.

(xlv)           To the knowledge of the Company, the MHC and the Bank, there are no affiliations or associations between any member of the FINRA and any of the officers, directors or 5% or greater securityholders of the Company, the MHC and the Bank.

(xlvi)           The Company has taken all actions necessary to obtain at the Closing Date a blue sky memorandum from Hinckley, Allen & Snyder LLP.

(xlvii)           The statistical and market related data contained in any Permitted Free Writing Prospectus, the Prospectus and the Registration Statement are based on or derived from sources which the Company, the MHC and the Bank believe were reliable and accurate at the time they were filed with the SEC. No forward-looking statement (within the meaning of Section 27A of the 1933 Act and Section 21E of the 1934 Act) contained in the Registration Statement, the Prospectus, or any Permitted Free Writing Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(xlviii)           Each Subsidiary has been duly organized and is legally existing under the laws of the jurisdiction of its incorporation, has full power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect upon the financial condition, results of operations or business affairs of the Company, the MHC, the Bank and the Subsidiaries, considered as one enterprise; the activities of each Subsidiary are permitted to subsidiaries of a Connecticut-chartered savings bank and a Connecticut-chartered mutual holding company by the rules and regulations, of the Commissioner and the FDIC; all of the issued and outstanding capital stock or ownership interests of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the MHC or the Bank, as the case may be, directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim; and there are no warrants, options or rights of any kind to acquire shares of capital stock of any Subsidiary.

(xlix)           The Foundation is duly organized and legally existing as a nonstock corporation under the laws of the State of Connecticut, with corporate power and authority to conduct its business as described in the Prospectus; all approvals required to establish the Foundation and to make a contribution of the Foundation Shares to the Foundation have been obtained as described in the Prospectus.  Except as specifically disclosed in the Prospectus, there are no agreements and/or understandings, written or oral, between the Company, the Bank and/or the MHC and the Foundation with respect to the control, directly or indirectly, over the voting and the acquisition or disposition of the Foundation Shares; at the time of the Conversion, the Foundation Shares will have been duly authorized for issuance and, when issued and contributed by the Company pursuant to the Plan, will be duly and validly issued and fully paid and non-assessable; and the issuance of the Foundation Shares is not subject to preemptive or similar rights.

(b)           The Agent represents and warrants to the Company, MHC and the Bank that:

(i)           The Agent is a corporation validly existing in good standing under the laws of the State of New York and licensed to conduct business in the State of Connecticut and all states in which the Common Shares will be offered for sale with full power and authority to provide the services to be furnished to the Company, MHC and the Bank hereunder.

(ii)           The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Agent, and this Agreement has been duly and validly executed and delivered by the Agent and is a legal, valid and binding agreement of the Agent, enforceable in accordance with its terms (except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally, or by general equity principles, regardless of whether such enforceability is considered in a proceeding in equity or at law, and except to the extent, if any, that the provisions of Sections 8 and 9 hereof may, with respect to the Agent, be unenforceable as against public policy).

(iii)           Each of the Agent and its employees, agents and representatives who shall perform any of the services hereunder shall be duly authorized and empowered, and shall have all licenses, approvals and permits necessary to perform such services; and the Agent is a registered selling agent in each of the jurisdictions in which the Shares are to be offered by the Company in reliance upon the Agent as a registered selling agent as set forth in the blue sky memorandum prepared with respect to the Offering.

(iv)           The execution and delivery of this Agreement by the Agent, the consummation of the transactions contemplated hereby and compliance with the terms and provisions hereof will not conflict with, or result in a breach of, any of the terms, provisions or conditions of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, the Certificate of Incorporation or Bylaws of the Agent or any material agreement, indenture or other instrument to which the Agent is a party or by which it or its property is bound.

(v)           No approval of any regulatory or supervisory or other public authority is required in connection with the Agent’s execution and delivery of this Agreement, except as may have been received.

(vi)           There is no suit or proceeding or charge or action before or by any court, regulatory authority or government agency or body or, to the knowledge of the Agent, pending or threatened, which might materially adversely affect the Agent’s performance of this Agreement.

Section 5. Covenants of the Company, the MHC, the Mid-Tier Holding Company and the Bank. The Company, the MHC and the Bank hereby jointly and severally covenant with the Agent as follows:

(a)           The Company will not file any amendment or supplement to the Registration Statement without providing the Agent and its counsel an opportunity to review such amendment or supplement or file any amendment or supplement to which amendment or supplement the Agent or its counsel shall reasonably object.

(b)           The MHC will not file any amendment or supplement to the Conversion Application or the Acquisition Statement without providing the Agent and its counsel an opportunity to review such amendment or supplement or file any amendment or supplement to which amendment or supplement the Agent or its counsel shall reasonably object.

(c)           The Company will not file any amendment or supplement to the Holding Company Application without providing the Agent and its counsel an opportunity to review the non-confidential portions of such amendment or supplement or file any amendment or supplement to which amendment or supplement the Agent or its counsel shall reasonably object.

(d)           The Company, the MHC and the Bank will use their best efforts to cause any post-effective amendment to the Registration Statement to be declared effective by the SEC and any post-approval amendment to the Conversion Application or the Acquisition Statement to be approved by the Commissioner and not objected to by the FDIC and will immediately upon receipt of any information concerning the events listed below notify the Agent: (i) when the Registration Statement, as amended, has become effective; (ii) when the Conversion Application and the Acquisition Statement, as amended, has been approved by the Commissioner and not objected to by the FDIC, and when the Holding Company Application has been approved by the FRB; (iii) when the Company, the MHC or the Bank receives any written comments from the Commissioner, the FDIC, the FRB, the SEC or any other governmental entity with respect to the Conversion or the transactions contemplated by this Agreement; (iv) when the Commissioner, the FDIC, the FRB, the SEC or any other governmental entity requests any amendment or supplement to the Registration Statement, the Conversion Application, the Acquisition Statement, the Holding Company Application or any additional information; (v) the issuance by the Commissioner, the FDIC, the FRB, the SEC or any other governmental entity of any order or other action suspending the Offering or the use of the Registration Statement or the Prospectus or any other filing of the Company, the MHC or the Bank under the Conversion Regulations, or other applicable law, or the threat of any such action; (vi) the issuance by the SEC, or any authority of any stop order suspending the effectiveness of the Registration Statement or of the initiation or threat of initiation or threat of any proceedings for that purpose; or (vii) the occurrence of any event mentioned in paragraph (h) below. The Company, the MHC and the Bank will make every reasonable effort (x) to prevent the issuance by the Commissioner, the

FDIC, the FRB, the SEC or any other regulatory authority of any such order and, (y) if any such order shall at any time be issued, to obtain the lifting thereof at the earliest possible time.

(e)           The Company, the MHC and the Bank will deliver to the Agent two conformed copies and to its counsel one conformed copy of the Registration Statement, the Conversion Application, the Acquisition Statement and the Holding Company Application, as originally filed and of each amendment or supplement thereto, including all exhibits.

(f)           The Company, the MHC and the Bank will furnish to the Agent, from time to time during the period when the Prospectus (or any later prospectus related to this Offering) is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of such Prospectus (as amended or supplemented) as the Agent may reasonably request for the purposes contemplated by the 1933 Act, the 1933 Act Regulations, the 1934 Act, and the regulations of the SEC under the 1934 Act (the “1934 Act Regulations”). The Company authorizes the Agent to use the Prospectus (as amended or supplemented, if amended or supplemented) in any lawful manner contemplated by the Plan in connection with the sale of the Shares by the Agent.

(g)           The Company, the MHC, the Mid-Tier Holding Company and the Bank will comply in all material respects with any and all material terms, conditions, requirements and provisions with respect to the Conversion and the transactions contemplated thereby (including the establishment and operation of the Foundation) imposed by the Commissioner, the FDIC, the FRB, the SEC or the Conversion Regulations, and by the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations to be complied with prior to or subsequent to the Closing Date and when the Prospectus is required to be delivered, and during such time period, the Company, the MHC, the Mid-Tier Holding Company and the Bank will comply in all material respects, at their own expense, with all material requirements imposed upon them by the Commissioner, the FDIC, the FRB, the SEC or the Conversion Regulations, and by the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, including, without limitation, Rule 10b-5 under the 1934 Act, in each case as from time to time in force, so far as necessary to permit the continuance of sales or dealing in the Common Shares during such period in accordance with the provisions hereof and the Prospectus.

(h)           If, at any time during the period when the Prospectus is required to be delivered, any event relating to or affecting the Company, the MHC, the Bank or the Subsidiaries shall occur, as a result of which it is necessary or appropriate, in the opinion of counsel of the Company, the MHC, the Bank or in the reasonable opinion of the Agent’s counsel, to amend or supplement the Registration Statement or Prospectus in order to make the Registration Statement or Prospectus not misleading in light of the circumstances existing at the time the Prospectus is delivered, the Company, the MHC and the Bank will at their own expense, prepare and file with the Commissioner, the FDIC, the FRB, the SEC and furnish to the Agent a reasonable number of copies of an amendment or amendments of, or a supplement or supplements to, the Registration Statement or Prospectus (in form and substance reasonably satisfactory to the Agent and its counsel after a reasonable time for review) which will amend or supplement the Registration Statement or Prospectus so that as amended or supplemented it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading. For the purpose of this Agreement, the Company, the MHC and the

Bank each will timely furnish to the Agent such information with respect to itself as the Agent may from time to time reasonably request.

(i)           The Company, the MHC, and the Bank will take all necessary actions in cooperating with the Agent and furnish to whomever the Agent may direct such information as may be required to qualify or register the Shares for offering and sale by the Company or to exempt such Shares from registration, or to exempt the Company as a broker-dealer and its officers, directors and employees as broker-dealers or agents under the applicable securities or blue sky laws of such jurisdictions in which the Shares are required under the Conversion Regulations to be sold or as the Agent and the Company, the MHC and the Bank may reasonably agree upon; provided, however, that the Company shall not be obligated to file any general consent to service of process, to qualify to do business in any jurisdiction in which it is not so qualified, or to register its directors or officers as brokers, dealers, salesmen or agents in any jurisdiction. In each jurisdiction where any of the Shares shall have been qualified or registered as above provided, the Company will make and file such statements and reports in each fiscal period as are or may be required by the laws of such jurisdiction.

(j)           At the consummation of the Conversion, the Bank and the Company shall duly establish and maintain the liquidation account for the benefit of Eligible Deposit Account Holders and Supplemental Eligible Account Holders in accordance with the requirements of the Conversion Regulations and such Eligible Deposit Account Holders and Supplemental Eligible Account Holders who continue to maintain their deposit accounts in the Bank will have an inchoate interest in their pro rata portion of the liquidation account, which shall have a priority superior to that of the holders of the Common Shares in the event of a complete liquidation of the Bank.

(k)           The Company and the Bank will not sell or issue, contract to sell or otherwise dispose of, for a period of 90 days after the Closing Date, without the Agent’s prior written consent, any of their capital stock, other than in connection with any plan or arrangement described in the Prospectus.

(l)           The Company shall register its Common Shares under Section 12(b) of the 1934 Act during the Offering and shall request that such registration be effective prior to or upon completion of the Conversion. The Company shall maintain the effectiveness of such registration for not less than three years or such shorter period as may be required by applicable law and regulations.

(m)           During the period during which the Common Shares are registered under the 1934 Act or for three (3) years from the date hereof, whichever period is greater, the Company will furnish to its stockholders after the end of each fiscal year an annual report of the Company in accordance with the 1934 Act Regulations (including a consolidated balance sheet and consolidated statements of income, stockholders’ equity and cash flows of the Company and its subsidiaries at the end of and for such year, certified by independent public accountants in accordance with Regulation S-X under the 1933 Act and the 1934 Act).

(n)           During the period of three years from the date hereof, the Company will furnish to the Agent: (i) as soon as practicable after such information is publicly available, a copy of each report of the Company furnished to or filed with the SEC under the 1934 Act or any national securities exchange or system on which any class of securities of the Company is listed or quoted (including, but not limited to, reports on Forms 10-K, 10-Q and 8-K and all proxy statements and annual reports to stockholders); provided, however that for purposes of this requirement, documents filed electronically on the SEC’s Electronic Data Gathering, Analysis and Retrieval (EDGAR) System shall be deemed to be delivered to the Agent upon filing with the SEC, (ii) a copy of each other non-confidential report of the Company mailed to its stockholders or filed with the Commissioner, the FRB, the FDIC, the SEC or any other supervisory or regulatory authority or any national securities exchange or system on which any class of securities of the Company is listed or quoted, each press release and material news items and additional documents and information with respect to the Company or the Bank as the Agent may reasonably request; and (iii) from time to time, such other non-confidential information concerning the Company or the Bank as the Agent may reasonably request.

(o)           The Company and the Bank will use the net proceeds from the sale of the Shares in the manner set forth in the Prospectus under the caption “How We Intend to Use the Proceeds From the Offering.”

(p)           Other than as permitted by the Conversion Regulations, the HOLA, the 1933 Act, the 1933 Act Regulations and its rules and regulations and the laws of any state in which the Shares are registered or qualified for sale or exempt from registration, none of the Company, the MHC or the Bank will distribute any prospectus, offering circular or other offering material in connection with the offer and sale of the Shares.

(q)           The Company will use its best efforts to cooperate with the Agent to effect the trading of the Shares on the Nasdaq Global Market on or prior to the Closing Date.

(r)           The Bank will maintain appropriate arrangements for depositing all funds received from persons mailing subscriptions for or orders to purchase Shares in the Subscription Offering and Community Offering on an interest-bearing basis (all funds received by check will be deposited in a segregated account at the Bank no later than 12:00 noon on the business day after receipt) as described in the Prospectus until the Closing Date and satisfaction of all conditions precedent to the release of the Bank’s obligation to refund payments received from persons subscribing for or ordering Shares in the Offering in accordance with the Plan and as described in the Prospectus or until refunds of such funds have been made to the persons entitled thereto or withdrawal authorizations canceled in accordance with the Plan and as described in the Prospectus. The Bank will maintain such records of all funds received to enable the Bank to make the appropriate refunds of such funds in the event that such refunds are required to be made in accordance with the Plan and as described in the Prospectus.

(s)           The Company will take all necessary action to timely register within ninety (90) days from the Closing Date as a bank holding company under the BHCA.

(t)           The Company, the MHC and the Bank will take such actions and furnish such information as are reasonably requested by the Agent in order for the Agent to ensure compliance with FINRA Rule 5130.

(u)           None of the Company, the MHC or the Bank will amend the Plan or change the contribution to the Foundation without notifying the Agent prior thereto.

(v)           The Company shall assist the Agent, if necessary, in connection with the allocation of the Shares in the event of an oversubscription and shall provide the Agent with any information necessary to assist the Company in allocating the Shares in such event and such information shall be accurate and reliable in all material respects.

(w)           Prior to the Closing Date, the Company, the MHC, the Bank and the Subsidiaries will inform the Agent of any event or circumstances of which it is aware as a result of which the Registration Statement and/or Prospectus, as then amended or supplemented, would contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(x)           Subsequent to the date the Registration Statement is declared effective by the SEC and prior to the Closing Date, except as otherwise may be indicated or contemplated therein or set forth in an amendment or supplement thereto, none of the Company, the MHC, the Mid-Tier Holding Company or the Bank will have: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except borrowings from the same or similar sources indicated in the Prospectus in the ordinary course of its business, or (ii) entered into any transaction which is material in light of the business and properties of the Company, the MHC and the Bank, taken as a whole.

(y)           Subsequent to the date the Registration Statement is declared effective by the SEC and prior to the Closing Date, except as otherwise may be indicated or contemplated in the Registration Statement, none of the Company, the MHC or the Bank has or will have issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except borrowings from the same or similar sources indicated in the Prospectus in the ordinary course of its business.

(z)           The Company and the Bank shall use their best efforts to ensure that the Foundation submits within the time frames required by applicable law a request to the Internal Revenue Service to be recognized as a tax-exempt organization under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended; the Company and the Bank will take no action which will result in the possible loss of the Foundation's tax-exempt status; and none of the Company, the Bank nor the MHC will contribute any additional assets to the Foundation until such time that such additional contributions will be deductible for federal and state income tax purposes.

(aa) The Company, the MHC and the Bank will take all necessary actions so that, prior to the Closing Date, the Mid-Tier Holding Company will have been duly incorporated and will be validly existing as a business corporation under the laws of the State of Connecticut and that the

Mid-Tier Holding Company will be in compliance with the representations and warranties and covenants relating thereto set forth in this Agreement.

Section 6. Payment of Expenses. Whether or not the Conversion is completed or the sale of the Shares by the Company is consummated, the Company, the MHC and the Bank jointly and severally agree to pay or reimburse the Agent for: (a) all filing fees in connection with all filings related to the Offering with FINRA; (b) any stock issue or transfer taxes that may be payable with respect to the sale of the Shares; (c) all reasonable expenses of the Conversion, including but not limited to the Company’s, the MHC’s and the Bank’s and the Agent’s attorneys’ fees and expenses (subject to Section 2 of this Agreement), blue sky fees, transfer agent, registrar and other agent charges, fees relating to auditing and accounting or other advisors and costs of printing all documents necessary in connection with the Conversion. In the event the Company is unable to sell a minimum of 11,050,000 Shares or the Conversion is terminated or otherwise abandoned, the Company, the MHC and the Bank shall promptly reimburse the Agent in accordance with Section 2(d) hereof.

Section 7. Conditions to the Agent’s Obligations. The obligations of the Agent hereunder are subject, to the extent not waived in writing by the Agent, to the condition that all representations and warranties of the Company, the MHC and the Bank herein are, at and as of the commencement of the Offering and at and as of the Closing Date, true and correct in all material respects, the condition that the Company, the MHC and the Bank shall have performed in all material respects all of their obligations hereunder to be performed on or before such dates, and to the following further conditions:

(a)           At the Closing Date, the Company, the MHC, the Mid-Tier Holding Company and the Bank shall have conducted the Conversion, including the contribution to the Foundation, in all material respects in accordance with the Plan, the Conversion Regulations and all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Conversion imposed upon them by the Commissioner and the FDIC, the SEC or any other government authority.

(b)           The Registration Statement shall have been declared effective by the SEC, the Conversion Application and Acquisition Statement approved by the Commissioner and not objected to by the FDIC and the Holding Company Application approved by the FRB; and at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or, to the Company’s, the MHC’s or the Bank’s knowledge, threatened by the SEC or any state authority, and no order or other action suspending the authorization of the Prospectus or the consummation of the Conversion shall have been issued or proceedings therefor initiated or, to the Company’s, the MHC’s or the Bank’s knowledge, threatened by the Commissioner, the FDIC, the FRB the SEC or any other governmental authority.

(c)           At the Closing Date, the Agent shall have received:

(1)           The favorable opinion, dated as of the Closing Date and addressed to the Agent and for its benefit, of Hinckley, Allen & Snyder LLP, special counsel for the Company, the MHC, the Mid-Tier Holding Company and the Bank, in form and substance to the effect that:

(i)           The Company has been duly incorporated and is validly existing in good standing as a business corporation under the laws of the State of Maryland; the MHC has been duly incorporated and is legally existing as a nonstock corporation and mutual holding company under the laws of the State of Connecticut; the Mid-Tier Holding Company has been duly incorporated and is legally existing as a business corporation and mutual holding company subsidiary holding company under the laws of the State of Connecticut.

(ii)           Each of the Company and the MHC has the corporate power and authority to own, lease and operate their respective properties and to conduct their business as described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus.

(iii)           The Bank is a validly existing Connecticut-chartered savings bank in stock form duly authorized to conduct its business and own its property as described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus. Upon completion of the Conversion in accordance with the Plan, all of the capital stock of the Bank to be outstanding upon completion of the Conversion will be duly authorized and will be validly issued, fully paid and non-assessable and will be owned by the Company, free and clear of any liens, encumbrances, claims or other restrictions.

(iv)           The Bank is a member of the FHLB-Boston. The deposit accounts of the Bank are insured by the FDIC up to the maximum amount allowed under law (exclusive of any opt in provisions) , and to such counsel’s knowledge, no proceedings for the termination or revocation of such insurance are pending or threatened; the description of the liquidation account as set forth in the Prospectus under the captions “The Conversion and Offering-Effects of Conversion on Depositors and Borrowers-Effect on Liquidation Rights” and “-Liquidation Rights” to the extent that such information constitutes matters of law and legal conclusions, has been reviewed by such counsel and is accurately described in all material respects.

(v)           Immediately following the consummation of the Conversion, the issued and outstanding Common Shares of the Company will be within the range set forth in the Prospectus under the caption “Capitalization,” and except for shares issued in connection with incorporation of the Company, no Common Shares have been issued prior  to the Closing Date; the Shares subscribed for pursuant to the Offering and the Foundation Shares have been duly authorized for issuance, and when issued and delivered by the Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan and the Prospectus, will be duly and validly issued and fully paid and non-assessable, except for Shares purchased by the Tax-Qualified Employee Stock Benefit Plan with funds borrowed from the Company to the extent payment therefor in cash has not been received by the Company. The issuance of the Shares is not subject to preemptive rights arising by operation of Maryland or Connecticut law or regulations, the Company’s Articles of Incorporation or pursuant to the regulations of the Commissioner, FDIC or FRB (except to the extent that subscription rights and priorities thereto exist pursuant to the Plan), and the terms and provisions of the Common Shares conform in all material respects to the description thereof contained in the Prospectus. The form of certificate used to evidence the Common Shares complies with the requirements of Maryland General Corporation Law. Upon the issuance of the Shares, good title to the Shares will be transferred from the Company to the purchasers thereof against payment therefor, subject to such claims as may be asserted against the purchasers thereof by third-party claimants.

(vi)           The Company, the MHC and the Bank have full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and by the Plan, including the contribution to the Foundation. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company, the MHC and the Bank; and this Agreement is a valid and binding obligation of the Company, the MHC and the Bank, enforceable against the Company, the MHC and the Bank in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership or other similar laws (including the laws of fraudulent conveyance) or judicial decisions now or hereafter in effect relating to or affecting the enforcement of creditors’ rights generally, (ii) general equitable principles, (iii) laws relating to the safety and soundness of insured depository institutions, and (iv) applicable law or public policy with respect to the indemnification and/or contribution provisions contained herein, including without limitation the provisions of Sections 23A and 23B of the Federal Reserve Act and except that no opinion need be expressed as to the effect or availability of equitable remedies or injunctive relief (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(vii)           The Conversion Application and Acquisition Statement have been approved by the Commissioner and not objected to by the FDIC, and the Holding Company Application has been approved by the FRB and the Prospectus and Corporator’s Informational Material have been declared effective and cleared by the Commissioner, no action has been taken, and to such counsel’s knowledge, is pending, or is threatened to revoke any such authorization or approval.

(viii)           Pursuant to the Conversion Regulations, the Plan and the contribution to the Foundation have been duly adopted by the required vote of the directors of the Company, the MHC, the Mid-Tier Holding Company and Bank, and approved by the required vote of the Corporators of the MHC.

(ix)           Subject to the satisfaction of the conditions to the Commissioner’s, the FDIC’s and the FRB’s approval of the Conversion, no further approval, registration, authorization, consent or other order of any federal or state regulatory agency is required in connection with the execution and delivery of this Agreement, the issuance of the Common Shares and the consummation of the Conversion, including the contribution to the Foundation, except as may be required under the securities or blue sky laws of various jurisdictions (as to which no opinion need be rendered) and except as may be required under the rules and regulations of FINRA (as to which no opinion need be rendered).

(x)           The Registration Statement is effective under the 1933 Act; any required filing of the Prospectus and any Permitted Free Writing Prospectus pursuant to Rule 424(b) or Rule 433 has been made within the time period required by Rule 424(b) or Rule 433, and no stop order proceedings with respect thereto have been instituted or, to the knowledge of such counsel, are pending or threatened under the 1933 Act.

(xi)           At the time the Conversion Application, including the Prospectus and Corporator’s Informational Material contained therein, was approved by the Commissioner, the Conversion Application, including the Prospectus and Corporator’s Informational Material contained therein, complied as to form in all material respects with the requirements of the

Conversion Regulations, the 1934 Act Regulations (other than the Corporator’s Informational Material), federal law and all applicable rules and regulations promulgated thereunder (other than the financial statements, the notes thereto, and other tabular, financial, statistical and appraisal data included therein, as to which no opinion need be rendered), it being understood, however, that in passing upon the compliance as to form of the Conversion Application, we have assumed that the statements made therein are correct and complete.

(xii)           At the time that the Registration Statement became effective, (i) the Registration Statement (as amended or supplemented, if so amended or supplemented) (other than compliance with applicable technical standards regarding electronic format or with regard to the financial statements, the notes thereto, and other tabular, financial, statistical and appraisal data included therein, as to which no opinion need be rendered), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and (ii) the Prospectus (other than the financial statements, the notes thereto, and other tabular, financial, statistical and appraisal data included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, the Conversion Regulations and applicable federal law.

(xiii)           To such counsel’s knowledge, no action, suit or proceeding at law or in equity is pending or threatened in writing against or affecting any of the Company, the MHC, the Mid-Tier Holding Company or the Bank or any of their properties before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the ability of the Company, the MHC, the Mid-Tier Holding Company or the Bank to consummate the transactions contemplated by this Agreement or which is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed.

(xiv)           To such counsel’s knowledge, there are no material contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Conversion Application, the Registration Statement or the Prospectus or required to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto in the Conversion Application, the Registration Statement or the Prospectus. The description in the Conversion Application, the Registration Statement and the Prospectus of such documents and exhibits is accurate in all material respects and fairly presents the information required to be shown.

(xv)           The Plan complies in all material respects with all applicable laws, rules, regulations, decisions and orders including, but not limited to, the Conversion Regulations; and, to such counsel’s knowledge, no person has sought to obtain regulatory or judicial review of the final action of the Commissioner, the FDIC or the FRB on the Plan, the Conversion Application, the Acquisition Statement, the Holding Company Application or the Prospectus.

(xvi)           The execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein do not (a) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the MHC, the Mid-Tier Holding Company or the Bank pursuant to any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the MHC, the Mid-Tier Holding Company or the Bank is a party that is filed as an exhibit to the Registration Statement (other than the establishment of the liquidation accounts), (b) result in any violation of the provisions of the Articles of Incorporation or Bylaws of the Company or the Certificate of Incorporation or the Bylaws of the MHC, the Mid-Tier Holding Company or the Bank or, (c)  result in any violation of any applicable federal or state law, act, regulation (except that no opinion with respect to the securities and blue sky laws of various jurisdictions or the rules or regulations of FINRA and/or Nasdaq Global Market need be rendered) or order or court order, writ, injunction or decree.

(xvii)           Farmington Savings Loan Servicing Inc., Village Investments, Inc., Village Corp., Limited, 28 Main Street Corp., Village Management Corp. and Village Square Holdings, Inc. (collectively the “Subsidiaries”) are validly existing as corporations under the laws of the State of Connecticut, and have the power and authority to own, lease and operate their properties and to conduct their businesses as described in the Prospectus; the activities of the Subsidiaries as described in the Prospectus are permitted to subsidiaries of a Connecticut state chartered savings bank under the BHCA; all of the issued and outstanding shares of common stock of the Subsidiaries are owned beneficially and of record by the Bank free and clear of any security interest, mortgage, pledge, lien or encumbrance.

(xiii)           The Foundation has been duly incorporated and is validly existing as a non-stock corporation under the laws of the State of Connecticut with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; no approvals are required for the establishment of the Foundation and the contribution of the Foundation Shares to the Foundation as described in the Prospectus other than those set forth in the approval order of the Commissioner dated May 16, 2011.

(xix)           The information in the Prospectus under the captions “Our Dividend Policy” “Supervision and Regulation,” “Taxation,” “The Conversion and Offering,” “Restrictions on Acquisition of FCB” and “Description of Capital Stock and Stockholders’ Rights of FCB” to the extent that such information constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects. The description of the Conversion process in the Prospectus under the caption “The Conversion and Offering” to the extent that such information constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by such counsel and fairly describes such process in all material respects. The descriptions in the Prospectus of statutes or regulations are accurate summaries and fairly present the information required to be shown. The information under the caption “The Conversion and Offering - Material Income Tax Consequences” has been reviewed by such counsel and fairly describes the opinions rendered by them to the Company, the MHC and the Bank with respect to such matters.

In giving such opinion, such counsel may rely as to all matters of fact on certificates of officers or directors of the Company, the MHC, the Mid-Tier Holding Company and the Bank and certificates of public officials. Such counsel’s opinion need refer only to matters of federal law, the laws of the States of Connecticut and Maryland and, with respect to enforceability of this Agreement, New York law. For purposes of such opinion, no proceedings shall be deemed to be pending, no order or stop order shall be deemed to be issued, and no action shall be deemed to be instituted unless, in each case, a director or executive officer of either of the Company, the MHC or the Bank shall have received a copy of such proceedings, order, stop order or action. In addition, such opinion may be limited to present statutes, regulations and judicial interpretations and to facts as they presently exist; in rendering such opinion, such counsel need assume no obligation to revise or supplement it should the present laws be changed by legislative or regulatory action, judicial decision or otherwise; and such counsel need express no view, opinion or belief with respect to whether any proposed or pending legislation, if enacted, or any proposed or pending regulations or policy statements issued by any regulatory agency, whether or not promulgated pursuant to any such legislation, would affect the validity of the Conversion or any aspect thereof. Such counsel may assume that any agreement is the valid and binding obligation of any parties to such agreement other than each of the Company, the MHC, the Mid-Tier Holding Company or the Bank.

In addition, such counsel shall state in a separate letter that during the preparation of the Registration Statement and the Prospectus, they participated in conferences with certain officers of, the independent public and internal accountants for, and other representatives of, the Company, the MHC and the Bank, at which conferences the contents of the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus, and related matters were discussed and, while such counsel have not confirmed the accuracy or completeness of or otherwise verified the factual information contained in the Registration Statement, the Prospectus, or any Permitted Free Writing Prospectus, and do not assume any responsibility for such information, based upon such conferences and a review of documents deemed relevant for the purpose of rendering their opinion (relying as to materiality as to factual matters on certificates of officers and other factual representations by the Company, the MHC and the Bank), nothing has come to their attention that would lead them to believe that: (i) the Registration Statement, or any amendment or supplement thereto (other than the financial statements, the notes thereto, and other tabular, financial, statistical and appraisal data included therein as to which no view need be rendered) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) the Prospectus, any Permitted Free Writing Prospectus, or any amendment or supplement thereto (other than the financial statements, the notes thereto, and other tabular, financial, statistical and appraisal data included therein as to which no view need be rendered) includes an untrue statement of material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)           At the Closing Date, the Agent shall receive a certificate of the Chief Executive Officer and the Chief Financial Officer of each of the Company, the MHC and the Bank in form and substance reasonably satisfactory to the Agent’s Counsel, dated as of such Closing Date, to the effect that: (i) they have carefully reviewed the Prospectus and the Corporator’s Informational Material, and, in their opinion, at the time the Prospectus and the Corporator’s Informational Material became cleared and/or declared effective the Prospectus and the Corporator’s Informational Material did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) since the date the Prospectus was declared effective, no event has occurred which should have been set forth in an amendment or supplement to the Prospectus which has not been so set forth, including specifically, but without limitation, any material adverse change in the condition, financial or otherwise, or in the earnings, capital, properties or business of the Company, the MHC or the Bank considered as one enterprise; (iii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, capital or properties of the Company, the MHC and the Bank considered as one enterprise, whether or not arising in the ordinary course of business; (iv) the representations and warranties in Section 4 are true and correct with the same force and effect as though expressly made at and as of the Closing Date; (v) the Company, the MHC and the Bank have complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date and will comply in all material respects with all obligations to be satisfied by them after the Conversion; (vi) no stop order suspending the effectiveness of the Registration Statement has been initiated or, to the knowledge of the Company, the MHC or the Bank, threatened by the SEC; (vii) no order suspending the Offering, the Conversion, the acquisition of all of the outstanding capital stock of the Bank by the Company or the effectiveness of the Prospectus has been issued and no proceedings for that purpose are pending or, to the knowledge of the Company, the MHC or the Bank, threatened by the Commissioner, the FDIC, the FRB or any other governmental authority; and (viii) to the knowledge of the Company, the MHC and the Bank, no person has sought to obtain review of the final action of the Commissioner approving the Plan, the FDIC non-objection to the Plan or the FRB approving the Holding Company Application.

(e)           Prior to and at the Closing Date: (i) in the reasonable opinion of the Agent, there shall have been no material adverse change in the condition, financial or otherwise, or in the earnings or business of the Company, the MHC and the Bank considered as one enterprise, from that as of the latest dates as of which such condition is set forth in the Prospectus, other than transactions referred to or contemplated therein; (ii) the Company, the MHC or the Bank shall not have received from the Commissioner, the FDIC or the FRB any direction (oral or written) to make any material change in the method of conducting their business with which it has not complied (which direction, if any, shall have been disclosed to the Agent) or which materially and adversely would affect the business, operations or financial condition or income of the Company, the MHC and the Bank taken as a whole; (iii) none of the Company, the MHC or the Bank shall have been in default (nor shall an event have occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any agreement or instrument relating to any outstanding indebtedness; (iv) no action, suit or proceeding, at law or in equity or before or by any federal or state commission, board or other administrative agency, shall be pending or, to the knowledge of the Company, the MHC or the Bank, threatened against the Company, the MHC or the Bank or affecting any of their properties wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, operations, financial condition or income of the Company, the MHC and the Bank taken as a whole; and (v) the Shares shall have been qualified or registered for offering and sale or exempted therefrom under the securities or blue sky laws of the jurisdictions as the Agent shall have reasonably requested and as agreed to by the Company, the MHC and the Bank.

(f)           Concurrently with the execution of this Agreement, the Agent shall receive a letter from PricewaterhouseCoopers LLP, dated as of the date of the Prospectus and addressed to the Agent: (i) confirming that PricewaterhouseCoopers LLP is a firm of independent registered public accountants within the meaning of Rule 101 of the Code of Professional Ethics of the American Institute of Certified Public Accountants and applicable regulations of the SEC and stating in effect that in their opinion the consolidated financial statements, schedules and related notes of the MHC and the Bank as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, included in the Prospectus and/or covered by their opinion included therein, comply as to form in all material respects with the applicable accounting requirements and related published rules and regulations of the 1933 Act; (ii) stating in effect that, on the basis of certain agreed upon procedures (but not an audit in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim financial statements of the MHC and the Bank prepared by the MHC and the Bank, a reading of the minutes of the meetings of the Boards of Directors of the MHC and the Bank and consultations with officers of the MHC and the Bank responsible for financial and accounting matters, nothing came to their attention which caused them to believe that: (A) the unaudited financial statements included in the Prospectus are not in conformity with the 1933 Act, and generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Prospectus; or (B) during the period from the date of the latest unaudited financial statements included in the Prospectus to a specified date not more than three business days prior to the date of the Prospectus, except as has been described in the Prospectus, there was any increase in liabilities, other than normal deposit fluctuations, or non-accrual loans, of the MHC and the Bank, on a consolidated basis; or (C) there was any decrease in the net assets, stockholders’ equity or allowance for loan losses of the MHC and the Bank, on a consolidated basis as compared with amounts shown in the latest unaudited balance sheets included in the Prospectus or there was any decrease in net income or net interest income or increase in non-interest expense of the MHC and the Bank, on a consolidated basis, in each case for the number of full months commencing immediately after the period covered by the latest audited balance sheet and income statement included in the Prospectus and ended on the latest month end prior to the date of the Prospectus as compared to the corresponding period in the preceding year; and (iii) stating that, in addition to the audit referred to in their opinion included in the Prospectus and the performance of the procedures referred to in clause (ii) of this subsection (f), they have compared with the general accounting records of the MHC and the Bank, which are subject to the internal controls of the MHC and the Bank, the accounting system and other data prepared by the MHC and the Bank, directly from such accounting records, to the extent specified in such letter, such amounts and/or percentages set forth in the Prospectus, any permitted free writing prospectus and any prospectus supplement as the Agent may reasonably request, and they have found such amounts and percentages to be in agreement therewith.

(g)           At the Closing Date, the Agent shall receive a letter dated the Closing Date, addressed to the Agent, confirming the statements made by PricewaterhouseCoopers LLP in the letter delivered by it pursuant to subsection (f) of this Section 7, the “specified date” referred to in clause (ii) of subsection (f) to be a date specified in the letter required by this subsection (g) which for purposes of such letter shall not be more than three business days prior to the Closing Date.

(h)           At the Closing Date, the Agent shall receive a letter from RP Financial, LC., dated the Closing Date and addressed to the Agent (i) confirming that said firm is independent of the Company, the MHC and the Bank and is experienced and expert in the area of corporate appraisals within the meaning of the Conversion Regulations, (ii) stating in effect that the Appraisal prepared by such firm complies in all material respects with the applicable requirements of the Conversion Regulations, and (iii) further stating that its opinion of the aggregate pro forma market value of the Company expressed in its Appraisal, as most recently updated, remains in effect.

(i)           The Company, the MHC and the Bank shall not have sustained since the date of the latest financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement and Prospectus and since the respective dates as of which information is given in the Registration Statement and Prospectus, there shall not have been any change in the long-term debt of the Company, the MHC or the Bank other than debt incurred in relation to the purchase of Shares by the Bank’s eligible plans, or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company, the MHC or the Bank, otherwise than as set forth or contemplated in the Registration Statement and Prospectus, the effect of which, in any such case described above, is in the Agent’s reasonable judgment sufficiently material and adverse as to make it impracticable or inadvisable to proceed with the Offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

(j)           At or prior to the Closing Date, the Agent shall receive: (i) a copy of the letters from the Commissioner approving and the FDIC not objecting to the Conversion Application and declaring effective the Prospectus; (ii) the letter of the FRB approving the Holding Company Application; (iii) a copy of the order from the SEC declaring the Registration Statement effective, if available; (iv)  a certificate of good standing from the State of Maryland evidencing the good standing of the Company; (v) a certificate from the FRB evidencing the registration of the MHC and the Mid-Tier Holding Company as bank holding companies; (vi)  certificates of legal existence from the State of Connecticut evidencing the legal existence of the MHC and the Mid-Tier Holding Company; (vii) a certificate of corporate existence from the Secretary of the State of Connecticut evidencing the corporate existence of the Bank; (viii) a certificate from the FDIC evidencing the Bank’s insurance of accounts; (ix) a certificate from the FHLB-Boston evidencing the Bank’s membership therein; (x) a copy of the letters from the Commissioner approving the Company’s Acquisition Statement and the FRB approving the Company’s Holding Company Application; (xi) a certified copy of each of the Company’s, the MHC’s, the Mid-Tier Holding Company’s and the Bank’s Certificates of Incorporation or Articles of Incorporation and Bylaws and (xii) any other documents that the Agent shall reasonably request.

(k)           Subsequent to the date hereof, there shall not have occurred any of the following: (i) a suspension or limitation (other than a temporary suspension or limitation lasting for less than a single trading day) in trading in securities generally on the New York Stock Exchange, American Stock Exchange or in the over-the-counter market, or quotations halted generally on the Nasdaq Stock Market, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required by either of such exchanges or FINRA or by order of the SEC or any other governmental authority; (ii) a general moratorium on the operations of commercial banks, or federal savings institutions or a general moratorium on the withdrawal of deposits from commercial banks or federal savings institutions declared by federal or state authorities; (iii) the engagement by the United States in hostilities which have resulted in the declaration by the U.S. Congress, on or after the date hereof, of a national emergency or war; or (iv) a material decline in the price of equity or debt securities if the effect of such a declaration or decline, in the Agent’s reasonable judgment, makes it impracticable or inadvisable to proceed with the Offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

(l)           At or prior to the Closing Date, counsel to the Agent shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the sale of the Shares as herein contemplated and related proceedings or in order to evidence the occurrence or completeness of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company, the MHC, the Mid-Tier Holding Company or the Bank in connection with the Conversion and the sale of the Shares as herein contemplated shall be satisfactory in form and substance in the reasonable judgment of the Agent and its counsel.

Section 8. Indemnification.

(a)           The Company, the MHC and the Bank jointly and severally agree to indemnify and hold harmless the Agent, its officers and directors, employees and agents, and each person, if any, who controls the Agent within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all loss, liability, claim, damage or expense whatsoever (including, but not limited to, settlement expenses), joint or several, that the Agent or any of them may suffer or to which the Agent and any such persons may become subject under all applicable federal or state laws or otherwise, and to promptly reimburse the Agent and any such persons upon written demand for any expenses (including reasonable fees and out-of-pocket expenses and disbursements of counsel with such fees and disbursements limited to those of one firm) incurred by the Agent or any of them in connection with investigating, preparing to defend or defending any actions, proceedings or claims (whether commenced or threatened) to the extent such losses, claims, damages, liabilities or actions: (i) arise out of or are related to the Conversion or any action taken by the Agent where acting as agent of the Company, the MHC and the Bank; (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), the preliminary or final Prospectus (or any amendment or supplement thereto), the Conversion Application or Acquisition Statement (or any amendment or supplement thereto), the Holding Company Application or any instrument or document executed by the Company, the MHC or the Bank or based upon written information supplied by the Company, the MHC or the Bank filed in any state or jurisdiction to register or qualify any or all of the Shares or to claim an exemption therefrom or provided to any state or jurisdiction to exempt the Company as a broker-dealer or its officers, directors and employees as broker-dealers or agent, under the securities laws thereof (collectively, the “Blue Sky Application”), or any document, advertisement, oral statement or communication (“Sales Information”) prepared, made or executed by or on behalf of the Company, the MHC or the Bank with their consent or based upon written or oral information furnished by or on behalf of the Company, the MHC or the Bank, in order to qualify or register the Shares or to claim an exemption therefrom under the securities laws thereof; (iii) arise out of or are based upon the omission or alleged omission to state in any of the foregoing documents or information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iv) arise from any theory of liability whatsoever relating to or arising from or based upon the Registration Statement (or any amendment or supplement thereto), the preliminary or final Prospectus (or any amendment or supplement thereto), the Acquisition Statement or the Conversion Application, including the Corporator’s Informational Material (or any amendment or supplement thereto), any Blue Sky Application or Sales Information or other documentation distributed in connection with the Conversion; provided, however, that no indemnification is required under this paragraph (a) to the extent such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue material statement or alleged untrue material statement in, or material omission or alleged material omission from, the Registration Statement (or any amendment or supplement thereto), the preliminary or final Prospectus (or any amendment or supplement thereto), the Acquisition Statement or the Conversion Application, any Blue Sky Application or Sales Information made in reliance upon and in conformity with information furnished in writing to the Company, the MHC or the Bank by the Agent or its counsel regarding the Agent, provided, that it is agreed and understood that the only information furnished in writing to the Company, the MHC or the Bank by the Agent regarding the Agent is set forth in the Prospectus in the second and sixth paragraphs under the caption “The Conversion and Offering – Plan of Distribution; Selling Agent Compensation;” and, provided further, that the Company, the MHC and the Bank shall not be liable under clause (i) of the foregoing indemnification provision to the extent that any loss, claim, damage, liability or action is found in a final judgment by a court of competent jurisdiction to have resulted from the Agent’s bad faith, willful misconduct or gross negligence. Notwithstanding anything to the contrary in this Agreement, the Company, the MHC and/or the Bank shall not provide any indemnification under this Agreement to the extent prohibited by applicable law, rule, order or directive by the Commissioner, the FDIC, the FRB or the SEC.

(b)           The Agent agrees to indemnify and hold harmless the Company, the MHC and the Bank, their directors and officers and each person, if any, who controls the Company or the Bank within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act against any and all loss, liability, claim, damage or expense whatsoever (including but not limited to settlement expenses), joint or several, which they, or any of them, may suffer or to which they, or any of them may become subject under all applicable federal and state laws or otherwise, and to promptly reimburse the Company, the MHC, the Bank, and any such persons upon written demand for any expenses (including reasonable fees and out-of-pocket expenses and disbursements of counsel with such fees and disbursements limited to those of one firm) incurred by them, as incurred, or any of them, in connection with investigating, preparing to defend or defending any actions, proceedings or claims (whether commenced or threatened) to the extent such losses, claims, damages, liabilities or actions: (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), the Acquisition Statement or the Conversion Application (or any amendment or supplement thereto), the preliminary or final Prospectus (or any amendment or supplement thereto), any Blue Sky Application or Sales Information, (ii) are based upon the omission or alleged omission to state in any of the foregoing documents a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) arise from any theory of liability whatsoever relating to or arising from or based upon the Registration Statement (or any amendment or supplement thereto), preliminary or final Prospectus (or any amendment or supplement thereto), the Acquisition Statement or the Conversion Application (or any amendment or supplement thereto), or any Blue Sky Application or Sales Information or other documentation distributed in connection with the Conversion; provided, however, that the Agent’s obligations under this Section 8(b) shall exist only if and only to the extent that such untrue statement or alleged untrue statement was made in, or such material fact or alleged material fact was omitted from, the Registration Statement (or any amendment or supplement thereto), the preliminary or final Prospectus (or any amendment or supplement thereto), the Acquisition Statement or the Conversion Application (or any amendment or supplement thereto), any Blue Sky Application or Sales Information in reliance upon and in conformity with information furnished in writing to the Company, the MHC or the Bank by the Agent or its counsel regarding the Agent, provided, that it is agreed and understood that the only information furnished in writing to the Company, the MHC or the Bank by the Agent regarding the Agent is set forth in the Prospectus in the second and sixth paragraphs under the caption “The Conversion and Offering - Plan of Distribution; Selling Agent Compensation.”

(c)           Each indemnified party shall give prompt written notice to each indemnifying party of any action, proceeding, claim (whether commenced or threatened), or suit instituted against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have on account of this Section 8 or otherwise. An indemnifying party may participate at its own expense in the defense of such action. In addition, if it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume defense of such action with counsel chosen by it and approved by the indemnified parties that are defendants in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them that are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action, proceeding or claim, other than reasonable costs of investigation. In no event shall the indemnifying parties be liable for the fees and expenses of more than one separate firm of attorneys (and any special counsel that said firm may retain) for each indemnified party in connection with any one action, proceeding or claim or separate but similar or related actions, proceedings or claims in the same jurisdiction arising out of the same general allegations or circumstances.

(d)           The agreements contained in this Section 8 and in Section 9 hereof and the representations and warranties of the Company, the MHC and the Bank set forth in this Agreement shall remain operative and in full force and effect regardless of: (i) any investigation made by or on behalf of the Agent or its officers, directors or controlling persons, agent or employees or by or on behalf of the Company, the MHC or the Bank or any officers, directors, trustees or controlling persons, agent or employees of the Company, the MHC or the Bank; (ii) delivery of and payment hereunder for the Shares; or (iii) any termination of this Agreement.

Section 9. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company, the MHC, the Bank or the Agent, the Company, the MHC, the Bank and the Agent shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding, but after deducting any contribution received by the Company, the MHC, the Bank or the Agent from persons other than the other parties thereto, who may also be liable for contribution) in such proportion so that the Agent is responsible for that portion represented by the percentage that the fees paid to the Agent pursuant to Section 2 of this Agreement (not including expenses) bears to the gross proceeds received by the Company from the sale of the Shares in the Offering, and the Company, the MHC and the Bank shall be responsible for the balance. If, however, the allocation provided above is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative fault of the Company, the MHC and the Bank on the one hand and the Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions, proceedings or claims in respect thereto), but also the relative benefits received by the Company, the MHC and the Bank on the one hand and the Agent on the other from the Offering (before deducting expenses). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the MHC and/or the Bank on the one hand or the Agent on the other and the parties’ relative intent, good faith, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the MHC, the Bank and the Agent agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro-rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 9. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions, proceedings or claims in respect thereof) referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. It is expressly agreed that the Agent shall not be liable for any loss, liability, claim, damage or expense or be required to contribute any amount pursuant to Section 8(b) or this Section 9 which in the aggregate exceeds the amount paid (excluding reimbursable expenses) to the Agent under this Agreement. It is understood that the above stated limitation on the Agent’s liability is essential to the Agent and that the Agent would not have entered into this Agreement if such limitation had not been agreed to by the parties to this Agreement. No person found guilty of any fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation. The obligations of the Company, the MHC, the Bank and the Agent under this Section 9 and under Section 8 shall be in addition to any liability which the Company, the MHC, the Bank and the Agent may otherwise have. For purposes of this Section 9, each of the Agent’s, the Company’s, the MHC’s or the Bank’s officers and directors and each person, if any, who controls the Agent or the Company, the MHC, or the Bank within the meaning of the 1933 Act and the 1934 Act shall have the same rights to contribution as the Agent, the Company, the MHC or the Bank. Any party entitled to contribution, promptly after receipt of notice of commencement of any action, suit, claim or proceeding against such party in respect of which a claim for contribution may be made against another party under this Section 9, will notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any other obligation it may have hereunder or otherwise than under this Section 9. Notwithstanding anything to the contrary in this Agreement, the Company, the MHC and/or the Bank shall not provide any contribution under this Agreement to the extent prohibited by applicable law, rule, order or directive by the Commissioner, the FDIC, the FRB or the SEC.

Section 10. Survival of Agreements, Representations and Indemnities. The respective indemnities of the Company, the MHC, the Bank and the Agent and the representations and warranties and other statements of the Company, the MHC, the Bank and the Agent set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of the Agent, the Company, the MHC, the Bank or any controlling person referred to in Section 8 hereof, and shall survive the issuance of the Shares, and any successor or assign of the Agent, the Company, the MHC, the Bank, and any such controlling person shall be entitled to the benefit of the respective agreements, indemnities, warranties and representations.

Section 11. Termination. The Agent may terminate this Agreement by giving the notice indicated below in this Section 11 at any time after this Agreement becomes effective as follows:

(a)           In the event the Company fails to sell the required minimum number of the Shares by July 29, 2011, or such later date as approved by the Commissioner, and in accordance with the provisions of the Plan or as required by the Conversion Regulations, and applicable law, this Agreement shall terminate upon refund by the Company to each person who has subscribed for or ordered any of the Shares the full amount which it may have received from such person, together with interest as provided in the Prospectus, and no party to this Agreement shall have any obligation to the other hereunder, except as set forth in Sections 2(a), 6, 8 and 9 hereof.

(b)           If any of the conditions specified in Section 7 shall not have been fulfilled when and as required by this Agreement, unless waived in writing, or by the Closing Date, this Agreement and all of the Agent’s obligations hereunder may be canceled by the Agent by notifying the Company, the MHC and the Bank of such cancellation in writing or by telegram at any time at or prior to the Closing Date, and any such cancellation shall be without liability of any party to any other party except as otherwise provided in Sections 2(a), 6, 8 and 9 hereof.

(c)           In the event one of the Company, the MHC or the Bank is in material breach of the representations and warranties or covenants contained in Sections 4 and 5 and such breach has not been cured after the Agent has provided the Company, the MHC and the Bank with notice of such breach and provided a reasonable amount of time to cure.

If the Agent elects to terminate this Agreement as provided in this Section, the Company, the MHC and the Bank shall be notified promptly by telephone or telegram, confirmed by letter.

The Company, the MHC and the Bank may terminate this Agreement in the event the Agent is in material breach of the representations and warranties or covenants contained in Section 5 and such breach has not been cured after the Company, the MHC and the Bank have provided the Agent with notice of such breach and provided a reasonable amount of time to cure.

This Agreement may also be terminated by mutual written consent of the parties hereto.

Section 12. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be  in writing and if sent to the Agent shall be mailed, delivered or telegraphed and confirmed to Keefe, Bruyette & Woods, Inc., 10 South Wacker Drive, Suite 3405, Chicago, Illinois 60606, Attention: Patricia A. McJoynt (with a copy to Luse Gorman Pomerenk & Schick, P.C., Attention: Robert Lipsher, Esq.), and, if sent to the Company, the MHC and the Bank, shall be mailed, delivered or telegraphed and confirmed to the Company, the MHC and the Bank at First Connecticut Bancorp, Inc., One Farm Glen Boulevard, Farmington, Connecticut 06032 (with a copy to Hinckley, Allen & Snyder LLP, Attention: William Bouton, Esq.).

Section 13. Parties. The Company, the MHC and the Bank shall be entitled to act and rely on any request, notice, consent, waiver or agreement purportedly given on behalf of the Agent when the same shall have been given by the undersigned. The Agent shall be entitled to act and rely on any request, notice, consent, waiver or agreement purportedly given on behalf of the Company, the MHC or the Bank, when the same shall have been given by the undersigned or any other officer of the Company, the MHC or the Bank. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Agent, the Company, the MHC, the Bank, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. It is understood and agreed that this Agreement is the exclusive agreement among the parties hereto, and supersedes any prior agreement among the parties (except for specific references to the letter agreement with the Agent) and may not be varied except in writing signed by all the parties.

Section 14. Closing. The closing for the sale of the Shares shall take place on the Closing Date at such location as mutually agreed upon by the Agent and the Company, the MHC and the Bank. At the closing, the Company, the MHC and the Bank shall deliver to the Agent in immediately available funds the commissions, fees and expenses due and owing to the Agent as set forth in Sections 2 and 6 hereof and the opinions and certificates required hereby and other documents deemed reasonably necessary by the Agent shall be executed and delivered to effect the sale of the Shares as contemplated hereby and pursuant to the terms of the Prospectus.

Section 15. Partial Invalidity. In the event that any term, provision or covenant herein or the application thereof to any circumstance or situation shall be invalid or unenforceable, in whole or in part, the remainder hereof and the application of said term, provision or covenant to any other circumstances or situation shall not be affected thereby, and each term, provision or covenant herein shall be valid and enforceable to the full extent permitted by law.

Section 16. Construction. This Agreement shall be construed in accordance with the laws of the State of New York.

Section 17. Counterparts. This Agreement may be executed in separate counterparts, each of which so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

If the foregoing correctly sets forth the arrangement among the Company, the MHC, the Bank and the Agent, please indicate acceptance thereof in the space provided below for that purpose, whereupon this letter and the Agent’s acceptance shall constitute a binding agreement.

Very truly yours,

First Connecticut Bancorp, Inc. (a Connecticut mutual holding company)	First Connecticut Bancorp, Inc. (a Maryland corporation)

By Its Authorized Representative:	By Its Authorized Representative:

/s/ John J. Patrick, Jr.	/s/ John J. Patrick, Jr.
John J. Patrick, Jr.	John J. Patrick, Jr.
President and Chief Executive Officer	President and Chief Executive Officer

Farmington Bank (a Connecticut savings bank)

By Its Authorized Representative:

/s/ John J. Patrick, Jr.
John J. Patrick, Jr.
Chairman

Accepted as of the date first above written

Keefe, Bruyette & Woods, Inc.

By Its Authorized Representative:

/s/ Patricia McJoynt
Patricia McJoynt Managing Director

EXHIBIT A

FIRST CONNECTICUT BANCORP, INC.

Up to 14,950,000 Shares

($0.01 Par Value Per Share)

Selected Dealers’ Agreement

_______________________, 2011

Gentlemen:

Keefe, Bruyette & Woods, Inc. (“KBW”) has agreed to assist First Connecticut Bancorp, Inc., a Maryland corporation (the “Company”), in connection with the offer and sale of up to 14,950,000 shares of common stock, $0.01 par value per share (“Common Stock”) (the “Offering”). The Offering will not be consummated and all funds received with subscriptions will be returned with their allocated share of income as described in the Prospectus, if any, if a minimum of 11,050,000 shares of Common Stock are not sold. Prior to the Offering, there will be no shares of Common Stock outstanding and there is no active public market in the Common Stock. The shares of Common Stock are to be offered at the price per share (“Purchase Price”) set forth on the cover page of the Prospectus dated May 16, 2011 (“Prospectus”). Such Prospectus contains information with respect to, among other things, the Company, the Offering and the Common Stock. All purchases in the Offering are subject to certain minimum and maximum purchase limitations and other terms and conditions, including the right of the Company, in its sole discretion, to reject orders in whole or in part. The Company, on a best efforts basis, is offering for sale such shares of Common Stock to the general public in the Community Offering (as defined in the Prospectus).

The Common Stock is also being offered by broker-dealers licensed by the National Association of Securities Dealers, Inc. (“NASD”) which have been selected by KBW and the Company.

KBW is offering the selected dealers (of which you are one) the opportunity to participate in the solicitation of offers to buy the Common Stock, and as consideration for your services, KBW will pay you a selling concession equal to ____% of the dollar amount of the Common Stock sold on behalf of the Company by you, as evidenced by the authorized designation of your firm on the order form or forms for payment therefor to the Company’s escrow agent. It is understood, of course, that payment of your fee will be made only out of compensation received by KBW for the Common Stock sold on behalf of the Company by you, as evidenced in accordance with the preceding sentence. As soon as practicable after the closing date of the Offering, KBW will remit to you, only out of KBW’s compensation as provided above, the fees to which you are entitled hereunder.

Each order form for the purchase of Common Stock must set forth the identity and address of each person to whom the certificates for such Common Stock should be issued and delivered. Such order form also must clearly identify your firm in order for you to receive compensation. You shall instruct any subscriber who elects to send his order form directly to you to make any accompanying check payable to “First Connecticut Bancorp, Inc.”, unless you elect to hold and escrow such funds in accordance with the terms and conditions specified below.

This offer is made subject to the terms and conditions herein set forth and is made only to selected dealers who are members in good standing of the NASD who are to comply with all applicable rules of the NASD, including, without limitation, the NASD’s Interpretation With Respect to Free-Riding and Withholding and Rule 2740 of the NASD Conduct Rules.

Orders for Common Stock will be subject to confirmation and KBW, acting on behalf of the Company, reserves the right in its unfettered discretion to reject any order in whole or in part, to accept or reject orders in the order of their receipt or otherwise, and to allot. Neither you nor any other person is authorized by the Company, or by KBW to give any information or make any representations other than those contained in the Prospectus in connection with the sale of any of the Common Stock. No selected dealer is authorized to act as agent for KBW when soliciting offers to buy the Common Stock from the public or otherwise. No selected dealer shall engage in any stabilizing (as defined in Rule 100 of Regulation M promulgated under the Securities Exchange Act of 1934, as amended (the “Act”)) with respect to the Company’s Common Stock during the Offering.

As a selected dealer assisting in selling Common Stock pursuant hereto, you hereby agree to comply with the applicable requirements of the Act and applicable state rules and regulations. In addition, you confirm that you have complied with the prospectus delivery requirements of Rule 15c2-8 under Act.

As a selected dealer you will either: (1) no later than the business day following receipt, transmit all customer orders and customer checks in payment therefor to the Company’s escrow agent or (2) if your customers desire to pay for their shares with funds on deposit with you or forwarded by such customers to you and retained by you, you will (a) deposit such customer funds no later than twelve noon Eastern time of the business day next following your receipt of the orders or funds in a segregated account all in accordance with Rule 15c2-4 of the Act; (b) timely transmit such orders or a summary thereof to the Company’s escrow agent; and (c) remit funds deposited in accordance with (a) above to the escrow agent on KBW’s instructions no later than 24 hours before the closing date of the transaction.

Unless earlier terminated by KBW, this Agreement shall terminate upon the closing date of the Offering. KBW may terminate this Agreement or any provisions hereof any time by written or telegraphic notice to you. In any event, KBW’s obligations hereunder are subject to the successful completion of the Offering.

You agree that at any time or times prior to the termination of this Agreement you will, upon KBW’s request, report to KBW the number of shares of Common Stock ordered by you under this Agreement and provide, if applicable, a list of beneficial owners for the Common Stock.

KBW shall have full authority to take such actions as KBW may deem advisable in respect of all matters pertaining to the Offering. KBW shall be under no liability to you except for lack of good faith and for obligations expressly assumed by KBW in this Agreement.

Upon application to KBW, KBW will inform you as to the states in which KBW believes the Common Stock has been qualified for sale under, or are exempt from the requirements of, the respective blue sky laws of such states, however, KBW assumes no responsibility or obligation as to your rights to sell Common Stock in any state.

Additional copies of the Prospectus and any supplements thereto will be supplied in reasonable quantities upon request.

Any notice from KBW to you shall be deemed to have been duly given if mailed, telephoned, or telegraphed to you at the address to which this Agreement is mailed.

This Agreement shall be construed in accordance with the laws of the State of Connecticut.

Please confirm your agreement hereto by signing and returning the confirmations accompanying this letter at once to KBW at Keefe, Bruyette & Woods, Inc., 10 South Wacker Drive, Suite 3400, Chicago, Illinois 60606. The enclosed duplicate copy shall evidence the agreement between us.

KEEFE, BRUYETTE & WOODS, INC.

By:

CONFIRMED AS OF:

___________________, 2011

(Name of Dealer)

By:  __________________________

Its:  __________________________